UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Oak Valley Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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125 North Third Avenue

Oakdale, California 95361

(209) 848-2265

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 4, 2013

The Annual Meeting of Shareholders of Oak Valley Bancorp, a California corporation (“Oak Valley” or the “Company”), will be held at Oak Valley Bancorp Headquarters at 338 E F Street, Oakdale, California 95361 on June 4, 2013 4:00 p.m. Pacific Daylight Time, to consider and vote on the following matters:

1.  The election of the following four (4) directors nominees as described within the Proxy Statement:

James L. Gilbert

Janet S. Pelton

Roger M. Schrimp

Danny L. Titus

2.  The ratification of the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm;

3.  A non-binding advisory resolution to approve the compensation of the Company’s senior executive officers;

4.  To approve and adopt Amended and Restated Bylaws;

5.  To transact such other business as may properly come before the Annual Meeting of Shareholders, and any adjournment or postponement.

The Board of Directors has fixed the close of business day on April 10, 2013, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2013

This communication presents only an overview of the more complete proxy materials, which includes the Company’s 2012 Annual Report to Shareholders, Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2013, Notice of Annual Meeting, Proxy Statement, and Proxy Card (collectively, “Proxy Materials”), which are available for the public at www.edocumentview.com/OVLY. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone, or request a paper copy of the Proxy Materials to receive a physical proxy card. There is no charge to you for requesting a paper copy of the Proxy Materials. Please make your request for a paper copy using one of the following methods as instructed below on or before May 24, 2013 to facilitate timely delivery.

Methods:	If you are a shareholder of record:	If you are beneficial owner of shares held in street name:

By Telephone:	Toll Free Telephone Number: 1-866-641-4276	Toll Free Telephone Number: 1-800-579-1639

From the Internet:	Go to www.investorvote.com, click Request Materials	Go to www.proxyvote.com by following the instructions on the screen.

By Email	Write to investorvote@computershare.com with subject line: “Proxy Materials Oak Valley Bancorp.”	Send a blank email to sendmaterial@proxyvote.com with your 12-Digital Control Number in the subject line.

Your Board of Director recommends that you vote:

•                  FOR the election of each of the Director nominees listed in the Proxy Statement under “PROPOSAL 1 — ELECTION OF DIRECTORS”;

•                  FOR the ratification of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 under “PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”;

•                  FOR the non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers under “PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION”; and

•                  FOR the approval and adoption of Amended and Restated Bylaws of the Company under “PROPOSAL 4 — APPROVAL AND ADOPTION OF AMENDED AND RESTATED BYLAWS.”

By Order of the Board of Directors,

/s/ Richard A. McCarty
Richard A. McCarty
Secretary
Date: April [ ], 2013

PROXY STATEMENT
OF
OAK VALLEY BANCORP

ANNUAL MEETING OF SHAREHOLDERS OF

OAK VALLEY BANCORP

TO BE HELD ON JUNE 4, 2013

GENERAL INFORMATION FOR SHAREHOLDERS

The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of Oak Valley Bancorp (the “Company”) for use at the Annual Meeting of Shareholders to be held at Oak Valley Bancorp Headquarters at 338 E F Street, Oakdale, California 95361, on June 4, 2013, at 4:00 p.m.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on April 10, 2013, (the “Record Date”) will be entitled to notice of, and to vote, at the Annual Meeting.  On the Record Date, the Company had outstanding 7,914,730 shares of its common stock, of which 7,914,730 will be entitled to vote at the Annual Meeting and any adjournments thereof.  This Proxy Statement will be first mailed to shareholders on or about April 25, 2013.

Vote By Proxy

Because many of the Company’s shareholders are not expected to attend the Annual Meeting in person, the Company solicits proxies so that each shareholder is given an opportunity to vote at the Annual Meeting.  Shares represented by a duly executed proxy in the accompanying form of proxy card, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting.  A shareholder executing and delivering the proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or (ii) attending the Annual Meeting and voting in person.  A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted.  If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly.  If no specification is made, the shares represented by the proxy will be voted in favor of the specified proposal.

Methods of Voting

Shareholders may vote on matters that are properly presented at the 2013 Annual Meeting in one of the following four ways:

•  By submitting your vote electronically via the Internet at www.investorvote.com;

•  By submitting your vote telephonically;

•  By completing the proxy card and returning it in a pre-paid envelope provided by the Company if you have requested a paper copy of the Proxy Materials; or

•  By attending the 2013 Annual Meeting and casting your vote in person.

For the 2013 Annual Meeting, the Company is offering registered shareholders the opportunity to vote their shares electronically through the Internet or by telephone.  The telephone and Internet voting instructions are provided in the proxy card as well as in the Proxy Notice dated April [    ], 2013.  The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.  Shareholders voting through the Internet should understand that they may bear certain costs associated with Internet access, such as usage charges from their Internet service providers.

If a shareholder chooses to submit the vote by mail instead, the shareholder should request a paper copy of the Proxy Materials, and Company will send the shareholder the proxy card along with the rest of the Proxy Materials as well as a pre-paid envelope.  The shareholder then would cast the shareholder’s vote by signing and returning the proxy card in the pre-paid envelope to the Company.  There is no charge to a shareholder for requesting a paper copy of the Proxy Materials.  If you wish to receive a paper copy of the Proxy Materials, you must request a copy as instructed below on or before May 24, 2013 to ensure timely delivery.

Methods:	If you are a shareholder of record:	If you are beneficial owner of shares held in street name:

By Telephone:	Toll Free Telephone Number: 1-866-641-4276	Toll Free Telephone Number: 1-800-579-1639

From the Internet:	Go to www.investorvote.com, click Request Materials	Go to www.proxyvote.com by following the instructions on the screen.

By Email	Write to investorvote@computershare.com with subject line: “Proxy Materials Oak Valley Bancorp.”	Send a blank email to sendmaterial@proxyvote.com with your 12-Digital Control Number in the subject line.

Method of Counting Votes

A holder of common stock of the Company is entitled to one vote for each share held of record by such holder. No holder of any class of stock of the Company is be entitled to cumulate votes in connection with any election of directors of the Company.

The proxy holders, Ronald Martin and Roger Schrimp, both of whom are directors of the Company, will vote all shares of Common Stock represented by the proxies unless authority to vote such shares is withheld or the proxy is revoked.  However, the proxy holders cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card.  Proxies also confer upon the proxy holders discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed, if such matter is properly presented for action at the Annual Meeting, including any motion to adjourn and any procedural matter pertaining to the conduct of the Annual Meeting.  The total expense of soliciting the proxies in the accompanying form will be borne by the Company.  While proxies are normally solicited by mail, proxies also may be solicited directly by officers, directors and employees of the Company or its subsidiary, Oak Valley Community Bank (the “Bank”).  Such officers, directors and employees will not be compensated for this service beyond normal compensation to them.

All abstentions and broker non-votes are included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters, if the beneficial owner of the shares has not provided instructions to the broker on how to vote such shares. A “broker non-vote” occurs when a broker does not vote on a particular matter because the broker has not received instructions from the beneficial owner of the shares and does not have the discretion to vote such shares. Each of (i) the non-binding advisory vote on executive compensation, and (ii) the ratification of the selection of the Company’s independent registered public accounting firm, is a routine matter on which brokers have the discretion to vote if the owner of shares has not provided voting instructions. The election of directors is a non-routine matter on which a broker may not vote unless the beneficial owner of shares has provided voting instructions.

Unless contrary instructions are indicated on the proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as follows:

•                  FOR the election of all nominees for director named herein (Proposal No. 1);

•                  FOR ratification of the selection of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal No. 2);

•                  FOR the non-binding advisory resolution to approve executive compensation (Proposal No. 3);

•                  FOR the approval and adoption of Amended and Restated Bylaws of the Company (Proposal No. 4).

In the event a shareholder specifies a different choice on the proxy, the shareholder’s shares will be voted in accordance with the specification so made.  In addition, such shares will, at the proxy holders’ discretion, be voted on such other matters, if any, which may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting and any procedural matter pertaining to the conduct of the Annual Meeting).  Boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2012 is available at www.edocumentview.com/OVLY, and is incorporated herein by reference.  You may request a paper copy of the Annual Report and other Proxy Materials by contacting:

Methods:	If you are a shareholder of record:	If you are beneficial owner of shares held in street name:

By Telephone:	Toll Free Telephone Number: 1-866-641-4276	Toll Free Telephone Number: 1-800-579-1639

From the Internet:	Go to www.investorvote.com, click Request Materials	Go to www.proxyvote.com by following the instructions on the screen.

By Email	Write to investorvote@computershare.com with subject line: “Proxy Materials Oak Valley Bancorp.”	Send a blank email to sendmaterial@proxyvote.com with your 12-Digital Control Number in the subject line.

Vote Required For Election of Directors

Four (4) nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as directors. This means that the four (4) nominees who receive the largest number of votes cast are elected as directors. Withholding authority to vote for a director nominee and broker non-votes on the election of directors will not affect the outcome of the election. Our Board of Directors unanimously recommends that you vote FOR the election of each of its director nominees.

Ratification of Selection of Independent Accountants

The affirmative vote of a majority of our shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of Moss Adams LLP as our independent registered public accounting firm for 2013. Abstentions will be treated as present and entitled to vote and therefore will have the same effect as a vote against this proposal. Our Board of Directors unanimously recommends that you vote FOR the proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2013.

Advisory Proposal on the Company’s Executive Compensation

The affirmative vote of a majority of our shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will be treated as present and entitled to vote and therefore will have the same effect as a vote against this proposal. Broker non-votes will not affect the outcome of the advisory vote. The results of this voting are not binding on the Board. Our Board of Directors unanimously recommends that you vote FOR the adoption of an advisory resolution to approve our executive compensation as disclosed in this Proxy Statement.

Adoption of Amended and Restated Bylaws

The affirmative vote of a majority of our shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will be treated as present and entitled to vote and therefore will have the same effect as a vote against this proposal. Broker non-votes will not affect the outcome of the advisory vote. The results of this voting are not binding on the Board. Our Board of Directors unanimously recommends that you vote FOR the adoption of the Amended and Restated Bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER AND MANAGEMENT

Ownership of Securities

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of December 31, 2012, by:

• Each person known by us to be a beneficial owner of five percent (5%) or more of our common stock;

• Each current director, each of whom is a nominee for election as a director; and

• All current directors and executive officers as a group.

Our common stock is the only class of voting securities outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting and investment power with respect to the securities. Except as indicated in the notes following the table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 7,914,730 shares of common stock outstanding as of March 31, 2013. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options held by that person that are currently exercisable or that will become exercisable within 60 days following March 31, 2013 are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity.

	Common Stock Beneficially Owned (1) on March 31, 2013
Beneficial Owner	Shares Beneficially Owned	Vested Stock Options (2)	Percentage of Shares Beneficially Owned (3)
Five Percent Shareholder: (4)
Idaho Trust Bank	711,707		8.99%

Executive Officers and Directors: (5)
James L. Gilbert	149,208		1.89%
Thomas A. Haidlen	191,380		2.42%
Michael Q. Jones	13,533	4,500	0.23%
Roger M. Schrimp	190,840		2.41%
Danny L. Titus	199,418		2.52%
Richard J. Vaughan	88,000		1.11%
Donald L. Barton	16,500	5,000	0.27%
Daniel L. Leonard	33,931		0.43%
Ronald C. Martin (6)	188,055	33,750	2.80%
Christopher M. Courtney	132,548	33,750	2.10%
Richard A. McCarty	14,627	22,500	0.47%
All officers and directors as a group	1,218,040	99,500	16.65%

(1) Except as otherwise noted, may include shares held by such person’s spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in “street name” for the benefit of such person; shares held by a family or living trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); and shares held in an Individual Retirement Account or pension plan as to which such person is the sole beneficiary.

(2) Consists of shares which (i) the applicable individual or group owns and which are subject to lapsing restrictions on resale, or (ii) the applicable individual or group has the right to acquire upon the exercise of stock options that have vested or will vest within 60 days of March 31, 2013 pursuant to the Company’s Stock Plans.

(3) This percentage is based on the total number of shares of our common stock outstanding, plus the number of shares subject to lapsing restrictions on resale and the option shares which the applicable individual or group has the right to acquire upon the exercise of stock options that have vested or will vest within 60 days of March 31, 2013 pursuant to the Company’s Stock Plans.

(4)  As trustee for the PWH Trust dated March 2, 1994 with address of 888 West Broad St., Boise, ID 83702

(5) The address for all officers and directors is c/o Oak Valley Community Bank, 125 North Third Avenue, Oakdale, California 95361.

(6) Excludes third party participant shares held by Mr. Martin in his capacity as trustee of the Company’s 401(k) plan.

CORPORATE GOVERNANCE AND BOARD MATTERS

We are committed to having sound corporate governance principles, good business practices, and transparency in financial reporting. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. Our Board of Directors continually reviews its governance policies and practices, as well as the requirements of the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the listing standards of The NASDAQ Stock Market, to help ensure that such policies and practices are compliant and up to date.

Board of Directors

Board Independence

A majority of the Board of Directors consists of independent directors, as defined by the applicable rules and regulations of The NASDAQ Stock Market, as follows:

Donald L. Barton

James L. Gilbert

Thomas A. Haidlen

Michael Q. Jones

Daniel J. Leonard

Roger M. Schrimp

Danny L. Titus

Richard J. Vaughan

The non-independent directors of the Board are Ronald C. Martin and Christopher M. Courtney, who are our Chief Executive Officer and President, respectively.

Board and Committee Meeting Attendance

During the fiscal year ended December 31, 2012, our Board of Directors held a total of twelve (12) meetings. Each incumbent director who was a director during 2012 attended at least 75% of the aggregate of (a) the total number of such meetings; and (b) the total number of meetings held by all committees of the Board on which such director served during 2012.

Director Attendance at Annual Meetings of Shareholders

The Board believes it is important for all directors to attend the Annual Meeting of Shareholders in order to show their support for the Company and to provide an opportunity for shareholders to communicate any concerns to them. The Company’s policy is to encourage, but not require, attendance by each director at the Company’s Annual Meeting of Shareholders. A majority of our current directors attended our Annual Meeting of Shareholders in 2012.

Communications with the Board

The Board of Directors has established a process for shareholders to communicate with the Board of Directors or with individual directors.  Shareholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 125 North Third Avenue, Oakdale, California 95361.  Any such communication must contain (i) a representation that the shareholder is a holder of record of stock of the Company; (ii) the name and address, as they appear on our books, of the shareholder sending such communication, and (iii) the class and number of shares of our stock that are beneficially owned by such shareholder.  Our Corporate Secretary may (but is not required to) review all correspondence addressed to the Board, or to any individual member of the Board, for any correspondence that more suitably directed to management. Communications may be deemed inappropriate for this purpose if, for example, it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.

Nomination of Directors

The Board as a whole identifies and evaluates nominees for election as directors. The Board utilizes a variety of methods for identifying and evaluating nominees for director. Although there are no specific minimum qualifications, the Board considers some or all of the following criteria in considering candidates to serve as directors:

• commitment to ethical conduct and personal and professional integrity as evidenced by the person’s business associations; diversity efforts, service as a director or executive officer, involvement in other organizations (including any educational institutions), and any other commitment to ethical conduct and personal and professional integrity;

• objective perspective and mature judgment developed through business experiences and/or educational endeavors;

• the candidate’s ability to work with other members of the Board of Directors and management to further the Company’s goals and increase shareholder value;

• the ability and commitment to devote sufficient time to carry out duties and responsibilities as a director;

• demonstrated experience at policy-making levels in various organizations and in the areas that are relevant to our activities;

• the skills and experience of the potential nominee in relation to the capabilities already present on the Board of Directors;

• local community involvement; and

• such other attributes, including independence, that are relevant in constituting a board that satisfies the requirements imposed by the SEC and The NASDAQ Stock Market.

In addition to the factors discussed above, the Board regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates may come to the attention of the Board through current Board members, shareholders or other persons. As described above, the Board considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons nominating candidates, nominations are aggregated and considered by the Board at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for our annual meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Board.

The Board does not have a formal written policy regarding consideration of director candidates recommended by shareholders. Instead, the Board considers all candidates who meet the requirements for nomination by a shareholder, based on the criteria discussed above. The Board believes that requiring shareholder nominations of director candidates to comply with specific requirements would create an unnecessary distinction and may limit the potential pool of qualified director candidates for the Board.

Term of Office

Directors serve for a three-year term or until their successors are elected. The Bylaws of the Company, as amended, authorize the Company to have a classified Board of Directors, divided into three classes, so long as the number of directors of the Company has been fixed at nine (9) or more directors. Currently, the Board has been fixed at eleven (11) directors. Pursuant to Section 3.3 of the Company Bylaws, in the event that the authorized number of directors is fixed at nine (9) or more, the Board of Directors is to be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of one-third of the directors or as close an approximation as possible.  Each director in each class is elected for a term running until the third annual meeting next succeeding his election, until his successor shall have been duly elected and qualified. Accordingly, each nominee director, if elected, will hold office as follows until his successor is duly elected and qualified for the following terms:

Nominee		Expiration of Term

Christopher M.	Courtney	2014
Michael Q.	Jones	2014
Richard J.	Vaughan	2014
Donald L.	Barton	2015
Thomas A.	Haidlen	2015
Daniel J.	Leonard	2015
Ronald C.	Martin	2015
James L.	Gilbert	2016(1)
Janet S.	Pelton	2016(1)
Roger M.	Schrimp	2016(1)
Danny L.	Titus	2016(1)

(1) If elected at the June 4, 2013 meeting.  Ms. Pelton would be considered an independent director if elected.

The Board does not have term limits, instead preferring to rely upon the evaluation procedures described herein as the primary methods of ensuring that each director continues to act in a manner consistent with the best interests of the shareholders and the Company.

Number and Composition of Board Committees

The Board may delegate portions of its responsibilities to committees of its members. These standing committees of the Board meet at regular intervals to attend to their particular areas of responsibility. Our Board has six (6) standing committees:  Nominating Committee, Audit Committee, Loan Committee, Investment Committee, Compensation Committee and CRA Committee. An independent director, as defined by the applicable rules and regulations of The NASDAQ Stock Market, chairs the Board and its other standing committees. The chair determines the agenda, the frequency and the length of the meetings and receives input from Board members.

Committee of the Board

As of the date of this Proxy Statement, our Board had ten (10) directors and the following six (6) committees:

•        Nominating,

•        Audit,

•        Loan,

•        Investment,

•        Compensation, and

•        CRA Committee.

Executive Sessions

Independent directors meet in executive sessions throughout the year including meeting annually to consider and act upon the recommendation of the Compensation Committee regarding the compensation and performance of the chief executive officer.

Evaluation of Board Performance

A Board assessment and director self-evaluations are conducted annually in accordance with an established evaluation process and includes performance of committees. The Chairman of the Nominating Committee, who is a rotating independent director, oversees this process and reviews the assessment and self-evaluation with the full Board.

Management Performance and Compensation

The Compensation Committee reviews and approves the Chief Executive Officer’s evaluation of the top management team on an annual basis. The Board (largely through the Compensation Committee) evaluates the compensation plans for senior management and other employees to ensure they are appropriate, competitive and properly reflect objectives and performance.

Director Stock Ownership Guidelines

The Board encourages, but does not require, each Board member to hold shares of the Company’s common stock. Although the Board has not fixed any particular target holding, any director is encouraged to hold Company’s common stock for his or her own investment.

Code of Ethics

The Board expects all directors, as well as officers and employees, to display the highest standard of ethics, consistent with the principles that have guided the Company over the years.

We have adopted a Code of Ethics, which is posted on our Internet website at www.ovcb.com, under the “About Us” tab, in the “Investor Relations” section, at the link for “Governance Documents.”  Our Code of Ethics helps ensure that the financial affairs of the Company are conducted honestly, ethically, accurately, objectively, consistent with generally accepted accounting principles and in compliance with all applicable governmental law, rules and regulations. We will disclose any amendment to, or a waiver from a provision of our Code of Ethics on our website. Our Code of Ethics applies to our directors, executive officers, employees and consultants.  Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by our Code of Ethics.

Reporting of Complaints/Concerns Regarding Accounting or Auditing Matters

The Company’s Board of Directors has adopted procedures for receiving and responding to complaints or concerns regarding accounting and auditing matters. These procedures were designed to provide a channel of communication for employees and others who have complaints or concerns regarding accounting or auditing matters involving the Company.

Employee concerns may be communicated in a confidential or anonymous manner to the Audit Committee of the Board. The Audit Committee Chairman will make a determination on the level of inquiry, investigation or disposal of the complaint. All complaints are discussed with the Company’s senior management and monitored by the Audit Committee for handling, investigation and final disposition. The Chairman of the Audit Committee will report the status and disposition of all complaints to the Board of Directors.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers

Set forth below is certain information with respect to the executive officers of the Company:

Name	Age	Position	Officer Since*
Ronald C. Martin	66	Chief Executive Officer	2008

Christopher M. Courtney	50	President	2008

Richard A. McCarty	41	Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Secretary	2008
David S. Harvey	59	Executive Vice President, Commercial Banking Group	2008
Michael J. Rodrigues	43	Executive Vice President and Chief Credit Officer	2008

* The Company was formed in 2008 as the bank holding company of Oak Valley Community Bank.

Biographical information for our senior executive officers (SEOs) who are not nominees for election is set forth below.

Ronald C. Martin has served as a director and Chief Executive Officer of the Bank since 1992.  He was also the Bank’s President until August 2004. He has been Oak Valley Bancorp Chief Executive Officer and a Director since May 2008. Mr. Martin began his banking career in 1977 with River City Bank in Sacramento, California.  Between 1977 and 1987 he was employed in the Sacramento area, and from December 1987 to January 1992 he served as President and Chief Executive Officer of Butte Savings in Chico, California.  Mr. Martin has a B.S. in Finance from the University of Arizona. Mr. Martin is a veteran banker with a deep understanding of our local community banking needs.

Christopher M. Courtney has been the Bank’s President since August of 2004 and a director since January 2007.  He has been Oak Valley Bancorp President and Director since May 2008. Previously, he has served as the Bank’s Chief Credit Officer and Chief Operating Officer since 1999 and 2000, respectively.  Mr. Courtney has 21 years of diverse banking experience, joining Oak Valley Community Bank in 1996, as a lender, after working for a major bank, a mid-size bank and a small community bank. He graduated from Wells Fargo Bank Credit Training Program in 1989. Mr. Courtney has a B.S. in Finance and a Masters in Business Administration from California State University, Sacramento.  He is also a graduate of the Pacific Coast Banking School at the University of Washington. Mr. Courtney adds banking and operations experience to the Board.

Richard A. McCarty first joined Oak Valley Community Bank in 1996, and thereafter became our Executive Vice President and Chief Financial Officer in 2000, our Chief Administrative Officer in 2008 and our Secretary in February 2010. Mr. McCarty has a B.S. in Finance from California State University, Stanislaus.

David S. Harvey has 32 years of commercial lending experience, joining Oak Valley Community Bank in 2002. Mr. Harvey received his B.S. Degree in Corporate Finance from CSU Northridge and later went on to get his Master’s Degree in Banking and Finance from Golden Gate University in 1984.

Michael J. Rodrigues first joined Oak Valley Community Bank in 1997. He has been the Bank’s Chief Credit Officer since 2006. Mr. Rodrigues has 20 years of diverse banking experience, joining Oak Valley Community Bank in 1997, as a commercial lender.  He has a degree in Business Finance from California Polytechnic State University, San Luis Obispo.  He is also a 2006 graduate of the Pacific Coast Banking School at the University of Washington.

The Board of Directors

The Board of Directors oversees our business and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chief Executive Officer, other key executives and our principal outside advisors (legal counsel, outside auditors, and other consultants), by reading reports and other materials that we send them and by participating in Board and committee meetings.

The Company’s Bylaws currently permit the number of Board members to range from seven (7) to thirteen (13), leaving the Board authority to fix the exact number of directors within that range. The Board has currently fixed the number of directors at eleven (11).

Directors

Biographical information of our current directors who are not executive officers and are not nominees for election is set forth below:

Donald L. Barton, 55, has been a director of the Bank since 2006 and of Oak Valley Bancorp since 2008.  Mr. Barton is the managing partner at GoldRiver Orchards, a local walnut processing operation which his family started since 1912. Previously, he was Vice President Marketing at The Wornick Company, and President at Heidi’s Gourmet Desserts. Before that he had number of managerial and executive positions in the food and agribusiness industries, including positions with Cargill and HJ Heinz. Mr. Barton is a Stanford graduate and earned his MBA from Santa Clara University.  Mr. Barton is an Oakdale, California resident. Mr. Barton adds knowledge of the local economy to the Board.

Thomas A. Haidlen, 66, has been a director of the Bank since 1991 and of Oak Valley Bancorp since 2008.  Mr. Haidlen was born in Oakdale and has resided in Oakdale for over 50 years.  He owns and operates the Haidlen Ford Dealership in Oakdale, California that was established in Oakdale in 1955. Mr. Haidlen helps connect our banking operations with the local commercial community.

Michael Q. Jones, 67, has been a director of the Bank since 2004 and of Oak Valley Bancorp since 2008.  Mr. Jones has been a resident of Sonora, California since 1974.  Mr. Jones has served as the Chairman of California Gold Development Corporation since 1974, and has been the owner of the Prudential California Realty in Sonora since 2002. Mr. Jones brings knowledge of the real estate markets to the Board.

Daniel J. Leonard, 66, was appointed to fill a vacancy on the boards of the Bank and Oak Valley Bancorp in January 2012.  Mr. Leonard currently serves as the Vice President, Chief Financial Officer of Bronco Wine Company, where he has been employed for over 25 years. He has served on the Board of Directors for the Wine Institute, a voice for the California wine industry, for the past 21 years. He is also currently serving as Chairman of the Board for both the College of Business Administration at California State University at Stanislaus and the Parent Resource Center, a Modesto, California nonprofit organization, which he has been involved with for over 15 years. Mr. Leonard brings experience and additional business ties in our communities.

Richard J. Vaughan, 74, has been a director of the Bank since 1991 and of Oak Valley Bancorp since 2008.  Mr. Vaughan owns Vaughan Farms, operating in Waterford and Oakdale, California.  Mr. Vaughan has been involved with agribusiness since 1961. Mr. Vaughan helps the Board understand the banking needs of the local agricultural industry.

Board Leadership Structure

The Board of Directors is committed to maintaining an independent Board, and for many years a majority of the Board has been comprised of independent directors. It has further been the practice of the Company to separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company. The Chairman of the Board facilitates communication among the independent directors and between the independent directors and the Chief Executive Officer, presides over meetings of the full Board (including executive sessions) and runs the agenda of such meetings. The Board believes that the separation of the duties of the Chief Executive Officer and the Chairman of the Board eliminates any inherent conflict of interest that may arise when the roles are combined, and that an independent director can best provide the necessary leadership and objectivity required as Chairman of the Board.

Board Authority for Risk Oversight

The Board has ultimate authority and responsibility for overseeing risk management of the Company. The Board monitors, reviews and reacts to material enterprise risks identified by management. The Board receives specific reports from executive management on financial, credit, liquidity, interest rate, capital, operational, legal compliance and reputation risks and the degree of exposure to those risks. The Board helps ensure that management is properly focused on risk by, among other things, reviewing and discussing the performance of senior management and business line leaders.

Several Board committees are responsible for risk oversight in specific areas. The Audit Committee oversees financial, accounting and internal control risk management policies. The Audit Committee also approves the independent auditor and its annual audit plan. The Audit Committee reports periodically to the Board on the effectiveness of risk management processes in place and the overall risk assessment of the Company’s activities. The Compensation Committee assesses and monitors risks in the Company’s compensation program. The Loan Committee reviews risks in our lending activities. The Investment Committee periodically assesses the risks of our investment portfolio.

The Committees of the Board

The Board delegates portions of its responsibilities to committees comprised of Board members. These standing committees of the Board meet at regular intervals to attend to their particular areas of responsibility. The Board has five (5) standing committees: the Audit Committee, the Compensation Committee, the Loan Committee, the Investment Committee, and the CRA Committee.

Nominating Committee

The Nominating Committee identifies individuals qualified to become Board members and makes recommendations to the full Board of candidates for election to the Board, leads the Board in an annual review of its performance, and recommends director appointments to Board committees.  The Company’s Nominating Committee was established in 2010, and the committee charter (the “Charter”) was approved in 2010.  A copy of the Charter is included as Appendix A to this Proxy Statement.  The Nominating Committee, consisting of eight (8) independent Directors, makes recommendations to the Board regarding the Board’s composition and structure, nominations for elections of Directors, and policies and processes regarding principles of corporate governance to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders.  The Nominating Committee reviews the qualifications of, and recommends to the Board, candidates as additions, or to fill Board vacancies, if any were to occur during the year.

The Nominating Committee determines the required selection criteria and qualifications of Director nominees based upon the Company’s needs at the time nominees are considered.  In general, Directors are expected to possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company’s shareholders.  In addition to the foregoing considerations, the Nominating Committee considers criteria such as strength of character and leadership skills, general business acumen and experience, broad knowledge of the banking industry, number of other board seats, and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the Board.  The Nominating Committee considers these criteria for all candidates regardless of whether a candidate was identified by the Nominating Committee, by shareholders, or by any other source.

The goal of the Nominating Committee is to seek to achieve a balance of knowledge and experience on the Company’s Board.  To this end, the Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of the Company’s business and industry, diversity of business experience, expertise and backgrounds, a high level of education, broad-based business acumen and the ability to think strategically.  The composition of the current Board reflects diversity in business and professional experience, skills, and gender.  The Nominating Committee reviews the effectiveness of its charter in achieving the goals of the Nominating Committee as stated therein annually.

The members of the Nominating Committee are Messrs. Barton, Gilbert, Haidlen, Jones, Leonard, Schrimp, Titus and Vaughan.  Mr. Gilbert is the Chairman of the Nominating Committee.  The Committee met one (1) time in 2012.  The Board has determined that all members of the Nominating Committee are “independent” under the applicable rules and regulations of The NASDAQ Stock Market.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). The Audit Committee assists the Board in fulfilling the Board’s responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors, and risk assessment and risk management. In addition, the Audit Committee reviews and discusses the annual audited financial statements with management and the independent auditors prior to finalizing and filing the Annual Report on Form 10-K with the SEC; reviews and discusses with management and the independent auditors any significant changes, significant deficiencies and material weaknesses regarding internal controls over financial reporting required by the Sarbanes-Oxley Act of 2002, oversees the internal audit function and the audits directed under its auspices, and establishes policies to ensure all non-audit services provided by the independent auditors are approved prior to work being performed. The Audit Committee also prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and determines the compensation of our independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews our disclosure controls and procedures, internal controls, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on our financial statements. The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company to retain, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The Board of Directors has adopted a written charter for the Audit Committee. The members of the Audit Committee are Messrs. Barton, Schrimp, Haidlen, Leonard, Titus and Vaughan. Mr. Schrimp is the Chairman of the Audit Committee. The Audit Committee held eight (8) meetings during fiscal 2012.

The Board of Directors has determined that Mr. Schrimp has: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

Therefore, the Board has determined that Mr. Schrimp meets the definition of “audit committee financial expert” under the applicable rules and regulations of the SEC and is “financially sophisticated” as defined by the applicable rules and regulations of The NASDAQ Stock Market. The designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933, as amended. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 5605(c)(2) of The NASDAQ Stock Market Rules and Rule 10A-3(b)(1) promulgated under the Exchange Act.

The Audit Committee Report for 2012 appears on page 34 of this Proxy Statement.

Compensation Committee

The Compensation Committee establishes our compensation policy, determines the compensation paid to our executive officers and non-employee directors, recommends executive incentive compensation plans and equity-based plans and approves other compensation plans and retirement plans, and performs the various reviews required by the regulations enacted pursuant to the American Recovery and Reinvestment Act of 2009 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Compensation Committee approves corporate goals related to the compensation of the executive officers, evaluates the executive officers’ performance and compensates the executive officers based on this evaluation. Messrs. Barton, Gilbert, Haidlen, Jones, Leonard, Schrimp, Titus and Vaughan are members of the Compensation Committee.  Mr. Schrimp is the Chairman of the Compensation Committee.  The Compensation Committee held four (4) meetings during fiscal 2012. The Board has determined that all members of the Compensation Committee are “independent” as that term is defined in Rule 5605(c)(2) of The NASDAQ Stock Market Rules.

Loan Committee

The Loan Committee monitors the activities of our lending function utilizing information presented to it by management at regular meetings of the committee. This includes, but is not limited to, the review of trends in outstanding credit relationships, key quality measures, significant borrowing relationships, large problem loans, industry concentrations, all significant lending policies, and the adequacy of the allowance for loan losses. The Loan Committee also reviews lending-related reports from regulators, auditors, and internal personnel.

Each member of the Board of Directors serves on the Loan Committee, and Mr. Barton is the Chairman of the Loan Committee. The Loan Committee held twenty-three (23) meetings during fiscal 2012.

Investment Committee

The Investment Committee reviews, identifies and classifies our assets based on credit risk, in accordance with regulatory guidelines. The Committee is also responsible for reviewing asset valuation and classification policies, as well as developing and monitoring asset disposition. In addition, the Committee reviews and monitors the Company’s investment portfolio, liquidity position and the risk of our interest-earning assets in comparison to its interest-bearing liabilities.

Messrs. Courtney, Gilbert, Jones, Leonard, Martin, Titus and Vaughan serve on the Investment Committee, and Mr. Leonard is the Chairman of the Investment Committee. The Investment Committee held four (4) meetings during fiscal 2012.

CRA Committee

The CRA Committee is responsible for oversight of our performance under the requirements of the Federal Community Reinvestment Act of 1977 and similar state law requirements. Messrs. Barton, Courtney, Gilbert, Jones, Martin and Titus serve on the CRA Committee, and Mr. Titus is the Chairman of the CRA Committee. The CRA Committee held three (3) meetings during fiscal 2012.

Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Exchange Act required our officers and directors to file reports of ownership and changes of ownership with the SEC.  Our officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed.  As a matter of practice, our administrative staff assists our executive officers and Directors in preparing initial ownership reports and reporting ownership changes, and typically files these reports on their behalf.  Based solely on a review of the copies of the reports furnished to us, or written representations that no reports were required to be filed , we believe that during the fiscal year ended December 31, 2012 all Section 16(a) filing requirements applicable to our directors, officers, and greater than 10% beneficial owners, if any, were complied with, except as otherwise disclosed in the Annual Report on Form 10-K that we filed with the SEC on March 28, 2013.

Certain Relationship and Related Transactions

Some of our Directors and the companies with which they are associated are our customers, and we expect to have banking transactions with them in the future. All loans and commitments to lend were made in the ordinary course of our business and were in compliance with applicable laws. Terms, including interest rates and collateral, were substantially the same as those prevailing for comparable transactions with other persons of similar creditworthiness. These transactions do not involve credits which are different than extended to non-Board customers more than a normal risk of collectability or present other unfavorable features. We have a strong policy regarding review of the adequacy and fairness of Bank loans to directors and officers. Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits a company from extending credit, arranging for the extension of credit or renewing an extension of credit in the form of a personal loan one of its officers or directors. There are several exceptions to this general prohibition, including loans made by an FDIC insured depository institution that is subject to the insider lending restrictions of the Federal Reserve Act. All loans to our directors and officers comply with the Federal Reserve Act and the Federal Reserve Board’s Regulation O and, therefore, are excepted from the prohibitions of Section 402.

From time to time, some of our Directors, directly or through affiliates, may perform services for the Bank. These activities are performed in the ordinary course of the Bank’s business and are subject to strict compliance with the policies outlined below. Typically, such services relate to routine work on Bank properties, such as, for example, light construction or interior design work at new or existing branches. Except for $301,925 paid in 2012 by the Company to J. Haidlen Design, a company affiliated with Mr. Haidlen’s daughter, for certain Bank branch construction and design work,  none of these activities is material for purposes of Item 404(A) of Regulation S-K under the Exchange Act.

Policies and Procedures for Approving Related Party Transactions

Our Board of Directors is committed to the highest levels of honesty and integrity and, as such, takes related party transactions very seriously and adheres to very strict policies and procedures that exceed typical practices of other boards of directors to handle “related party transaction” issues.

A “related party transaction” is a transaction between the Company or the Bank and any “related person,” including any transaction requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. Generally, a “related person” is (i) any person who is, or was at any time since the beginning of the Company’s last fiscal year, a director or executive officer of the Company or the Bank or a nominee to become a director of the Company or the Bank; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; (iii) any immediate family member (i.e., any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law), and any person (other than a tenant or employee) sharing the household, of any of the persons described in (i) or (ii); and (iv) any firm, corporation or other entity in which any of the persons described in (i), (ii) or (iii) is employed or is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The general policy of the Board of Directors is that each Director and prospective director must disclose any “related party transaction” to the Board before such transaction may occur and, furthermore, that such transaction may thereafter be consummated if and only if (i) a majority of “non-interested” directors approves such transaction, and (ii) such transaction is on terms comparable to those that would be obtained in arm’s length dealings with an unrelated third party. A “non-interested” director is a director who is not directly or indirectly involved in the “related party transaction.” A director is deemed to be not directly involved if the director is not involved in the transaction, and a director is deemed to be not indirectly involved if the transaction does not involve any of the director’s immediate family members or any firm, corporation or other entity of which the director is an employee, partner, principal or in a similar position or a 10% or greater beneficial owner.

In making its decision on whether or not to approve a transaction, the Board also considers the benefits the Company or the Bank would receive in the transaction; the impact the transaction would have on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to our employees generally.

In addition, the Board has stated that it is the responsibility of each director and prospective director to disclose to the Board any relationship that may not necessarily involve a “related party transaction” but that could impair his or her independence or pose any conflict of interest with the Company or the Bank, including (i) affiliations of a director or prospective director; (ii) affiliations of an immediate family member (i.e., child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or anyone other person, other than a domestic employee, who shares a director or prospective director’s home; and (iii) affiliations of a director or prospective director with any Company or Bank (a) customer, supplier, distributor, dealer, reseller or other channel partner, (b) lender, outside legal counsel, investment banker or consultant, (c) significant shareholder, (d) charitable or not-for-profit institution that has received or receives donations from the Company or the Bank, or (e) competitor or other person having an interest adverse to us.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing and continually monitoring the compensation structure, policies and programs of the Company. The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2012, as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers.”

The Compensation Committee is responsible for assessing and approving the total compensation structure paid to the Chief Executive Officer and the other executive officers, including the named executive officers. Thus, the Compensation Committee is responsible for determining whether the compensation paid to each of these executive officers is fair, reasonable and competitive, and whether it serves the interests of the Company’s shareholders.

This Compensation Discussion and Analysis identifies the Company’s current compensation philosophy and objectives and describes the various methodologies, policies and practices for establishing and administering the compensation programs of the named executive officers.

Overview

Even though the economy remained challenging in 2012, our financial performance improved year over year as we continued to increase profitability and our performance continued to exceed that of many peer institutions.  Our stock price also increased during 2012, reflecting our improved performance.  Nevertheless, given the difficulty in assessing the timing and pace of the economic recovery cycle, the Company continues to manage executive compensation conservatively.

The objectives of the Company’s executive compensation program are to align a portion of each executive officer’s total compensation with the annual and long-term performance of the Company and the interests of the Company’s shareholders.  The Compensation Committee continues to review our compensation program to seek to achieve shareholder value and continue to motivate and retain our senior management.

The Company considered the shareholder vote approving the Company’s executive compensation for 2012 in making its proposal for 2013.

Overview of Compensation Philosophy

Our executive compensation policy is to provide the Company’s executive officers with compensation opportunities which are based upon their personal performance, the annual and long-term performance of the Company, the interests of the Company’s shareholders and their contribution to that performance, while maintaining a level of compensation that is competitive enough to attract and retain highly skilled individuals.

The Compensation Committee believes that the most effective executive compensation programs are those that align the interests of each executive with those of the Company’s shareholders. The Compensation Committee believes that a properly structured compensation program will attract and retain talented individuals and motivate them to achieve specific short-term and long-term strategic objectives. Over the years, we have been very successful in retaining a strong core group of executive officers, and we have been providing growth and value for our shareholders. For this reason, an important objective of the Compensation Committee is to ensure that the compensation of our named executive officers is comparable to that of similar positions at other financial institutions that are similar to us in terms of size and geographic service area, so that we can continue to attract and retain executives and achieve our strategic objectives.

Each executive officer’s compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company’s achievement of annual financial, strategic and operational objectives in addition to individual contributions to these objectives, and (iii) long-term stock-based incentive awards designed to strengthen the mutual interest of the Company’s executive officers and its shareholders. As an officer’s level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company’s financial performance and stock price rather than base salary.

Stock awards, such as stock options and/or restricted stock, are available to reward the long-term efforts of management and to retain management. Equity awards can also increase our management team’s ownership stake in the Company, further aligning the interests of the executives with those of our shareholders. We also consider other forms of executive pay, including salary continuation benefits, as a means to attract and retain our executive officers, including the named executive officers.

The Company and the Compensation Committee believe our compensation philosophy, policies and objectives outlined within this Compensation Discussion and Analysis are appropriately designed to allow us to effectively compensate our employees both during times of positive performance and in times of weak performance.

Compensation Program Objectives and Rewards

The Company’s compensation and benefits programs are driven by our business environment and are designed to enable us to achieve our mission and adhere to the Company values.

The programs’ objectives are to foster our position as a leading community bank in our service areas; attract, engage and retain a qualified workforce; maintain an effective administrative structure in line with our growth and performance; and incentivize our employees to reach our business objectives.

The guiding principles behind our programs are to promote and maintain a high performance banking organization; continue to invest in our administration and operations; remain competitive in our marketplace for talent; and balance our compensation costs with our desire to provide value to our employees and shareholders,.

We measure the success of our programs by our overall business performance and employee engagement; our ability to attract and retain key talent; our costs and business risks and return; and our ability to accommodate further growth in our organization using the existing administrative infrastructure.

All compensation and benefits for our named executive officers reflect, as their primary purpose, our need to attract, retain and motivate the highly talented individuals who will engage in the behaviors necessary to execute the programs’ objectives outlined above and to enable us to maintain and create shareholder value in a highly competitive marketplace.

Accordingly, each component of our compensation and benefits has a specific purpose designed to reward different behaviors:

•      Base salary and benefits are designed to reward core competence in the executive role relative to skills, position and contributions to the Company, and to provide fixed cash compensation with merit increases competitive with the market place.

•      Annual incentive variable cash awards are designed to focus employees on annual financial objectives derived from the business plan that lead to long-term success; provide annual variable performance-based cash awards to reward and motivate achievement of critical annual performance metrics selected by the Compensation Committee; and foster a pay-for-performance culture that aligns our compensation programs with our overall business strategy.

•      Equity-based compensation awards are designed to link compensation rewards to the creation of shareholder wealth; promote teamwork by tying compensation significantly to the value of our common stock; attract the next generation of management by providing significant capital accumulation opportunities; and retain executives by providing a long-term-oriented program pursuant to which value can be achieved only by remaining with and performing with the Company.

•      A supplemental executive retirement program facilitates our ability to attract and retain executives as we compete for talented employees in a marketplace where similar programs and plans are commonly offered.

We believe this combination of compensation and benefits provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term shareholder value, and encourages executive recruitment and retention.

Total compensation is generally targeted at the median of our Compensation Peer Group, which consists of bank holding companies of community banks having deposit bases and geographical service areas similar to ours. We target that level in order to retain and motivate talented individuals who can help us implement our objectives discussed above.

Role of Compensation Committee in Determining Compensation

The Compensation Committee has overall responsibility and authority for approving and evaluating the compensation programs and policies pertaining to our executives, including the named executive officers. The Compensation Committee is also responsible for reviewing and submitting to the Board of Directors recommendations concerning director compensation.

When making individual compensation decisions regarding a named executive officer, the Compensation Committee takes many factors into account, including the executive’s experience, responsibilities, management abilities and job performance, the overall performance of the Company, current market conditions and competitive pay for similar positions at comparable companies. In addition, the Compensation Committee reviews the relationship of various positions between departments, the affordability of desired pay levels, and the importance of each position within the Company. These factors are considered by the Compensation Committee in a subjective manner without any specific formula or weighting.

Our Chief Executive Officer’s compensation is determined solely by the Compensation Committee. Our Chief Executive Officer attends portions of the Compensation Committee meetings. Decisions relating to the Chief Executive Officer’s pay are made by the Compensation Committee, without management present. The Compensation Committee reports its activities to our Board of Directors.

The Compensation Committee relies on the input and recommendations of our Chief Executive Officer when evaluating these factors relative to the compensation of other executive officers. Because the Chief Executive Officer works closely with and supervises our executive team, the Compensation Committee believes that the Chief Executive Officer provides valuable insight in evaluating their performance. Our Chief Executive Officer provides the Compensation Committee with his assessment of the performance of each named executive officer and his perspective on the factors described above in developing his recommendations for the compensation of the other executives, including salary adjustments, incentive bonuses, annual equity grants, and equity grants awarded in conjunction with promotions. The Chief Executive Officer also provides the Compensation Committee with additional information regarding the effect, if any, of market competition and changes in business strategy or priorities. The Compensation Committee discusses our Chief Executive Officer’s recommendations and then approves or modifies the recommendations in collaboration with the Chief Executive Officer.

The Company Compensation Program

Market Positioning and Pay Benchmarking

The Compensation Committee targets base salary of the Chief Executive Officer and the other named executive officers around the median compensation values of Northern California-based financial institutions that are similar in size to us. The data that the Compensation Committee considers are derived from reports from the California Bankers Association and from the California Department of Financial Institutions. These comparative survey data are used to benchmark executive compensation levels against banks that have executive positions with responsibilities similar in breadth and scope to ours and that compete with us for executive talent. For example, the California Department of Financial Institutions report that our Compensation Committee reviews includes approximately 30 California banks , each having assets between $250 million and $1 billion, and approximately 30 Northern California banks with average assets of about $400 million. With such information, the Compensation Committee reviews and analyzes compensation for each executive and makes adjustments as appropriate. The actual positioning of each named executive officer’s compensation is dependent on considerations of the executive’s performance, the performance of the Company and the individual business or corporate function for which the executive is responsible, the nature and importance of the position and role within the Company, the scope of the executive’s responsibility (including risk management and corporate strategic initiatives), and the individual’s success in promoting our core values and demonstrating leadership. We do not use any paid compensation consultants.

Pay Mix

We do not allocate between cash and non-cash compensation or short-term versus long-term compensation based on specific percentages. Instead, we believe that the compensation package for our executives should be generally in line with the prevailing market, consistent with each executive’s level of impact and responsibility.

Chief Executive Officer Compensation

Each year, the Compensation Committee meets with the other independent directors on our Board of Directors in an executive session to evaluate the performance of the Chief Executive Officer. In 2012, the Compensation Committee considered management’s continuing achievement of its short- and long-term goals versus its strategic objectives as well as financial targets. Emphasis was placed on performance factors of the Company’s business units and on personal performance goals established annually by the Compensation Committee.

The Compensation Committee determined that the Chief Executive Officer’s base salary in 2012 was aligned with the Company’s compensation philosophy and is aligned with a comparable median salary of peer institutions.

Given that the base salary of our Chief Executive Officer had remained flat in 2011, and also considering the minimum, mid-range and maximum salaries paid to CEOs at other comparable companies of our size in our geographic and market areas, as well as the performance levels of our Chief Executive Officer, the Compensation Committee concluded that the base salary of our Chief Executive Officers ought to be increased in 2012 by 5% from 2011.

Components of Executive Officer Compensation

Base Salaries

In accordance with our compensation objectives, salaries are set and administered to reflect the value of the position in the marketplace, the career experience of the individual, and the contribution and performance of the individual.

None of the named executive officers has an employment agreement with the Company. The base salary of each named executive officer is determined annually by the Compensation Committee, in accordance with the Compensation Committee’s evaluation of the Company’s overall compensation programs and policies.

Base salaries for our executive officers are based on the scope of their responsibilities as well as review of competitive compensation data from peer institutions. For 2012, the Compensation Committee considered the pay practices of such institutions and data from published compensation surveys discussed above. In its review of base salaries for executive officers, the Compensation Committee also considered that base salaries had remained flat in 2011. The Compensation Committee concluded that the base salaries of the named executive officers ought to be increased in 2012, by 5% for our Chief Executive Officer, and by 6% for each of our President and our Chief Financial Officer, respectively. In evaluation of the base salaries for the named executive officers, the Compensation Committee also considers the minimum, mid-range and maximum salaries paid to similarly situated positions at other comparable companies of our size in our geographic and market areas, as well as the performance levels of the named executive officer.

Base salary drives the formula used to determine any year-end bonus payable to executive officers.

Bonuses

Traditionally, our annual incentive compensation for named executive officers has been established by the Compensation Committee upon consideration of many factors, including, but not only limited to, the executives’ performance as compared against performance objectives. Our bonuses to executive officers would normally accrue quarterly and be payable in the quarter immediately after the accrual.

The accrual of bonuses is typically calculated as a percent of salary. Such incentive levels are designed to provide for the achievement of threshold, target and maximum performance objectives.  The financial metrics, performance objectives, and the formula for computing the performance bonus are established by the Compensation Committee early in each fiscal year.

The bonus award opportunities are derived in part from comparative data and in part by the Compensation Committee’s judgment on internal equity of the positions, their relative value to the Company and the desire to maintain a consistent annual incentive target for the Chief Executive Officer and the other named executive officers.

The bonus payouts for executives are targeted at when we reach our target annual financial performance. If we reach, but do not exceed, the financial plan for any given year, the incentive payout, given current salary levels, should be in line with median comparative data.

The current incentive levels assigned as a percentage of base salary are as follows:

	As a percent of base salary
Position	Threshold	Target
Ronald C. Martin Chief Executive Officer	15%	33%

Christopher M. Courtney President	15%	44%

Richard A. McCarty Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Secretary	15%	44%

David S. Harvey Executive Vice President/ Commercial Lending	15%	33%

Michael J. Rodrigues Executive Vice President/Chief Credit Officer	15%	33%

Management recommends and the Compensation Committee reviews and approves the financial metrics that must be met each year in order for awards to be paid. These financial metrics are weighted and are intended to motivate and reward eligible executives to strive for continued financial improvement of the Company, consistent with performance-based compensation and increasing shareholder value. The Compensation Committee typically identifies from three to five financial metrics which may be revised from year to year to reflect current business situations.

The financial metrics selected for 2012 related to three base categories: profitability, growth and risk management. Within each category, the Compensation Committee analyzed specific financial metrics. The Compensation Committee believes return on assets and earnings per share to be valid measurements in assessing how the Company is performing from a profitability standpoint. Earnings per share reflect shareholder returns over the long term. Earnings per share are an accepted measure of growth and efficient use of capital. In addition, the Compensation Committee concluded that management’s compensation should continue to weigh core deposit growth, since the strength of a Company’s core deposit base is an indication of the Company’s success in customer retention, reduction in interest rate sensitivity and liquidity stabilization.  Finally, the Compensation Committee believes that asset quality measures and audit results are effective measures to monitor the Company’s progress in improving its credit quality.

The Compensation Committee determines the weighting of financial metrics each year based upon recommendations from the senior management. For 2012, the Compensation Committee weighted the financial metrics as follow:

Category	Percentage Weight

Profitability	70%
Growth	10%
Risk-Management	20%

Each year, performance objectives are generally identified through our annual financial planning and budget process. Senior management develops a financial plan, and the financial plan is reviewed and approved by the Board of Directors. The Compensation Committee receives recommendations from senior management for financial performance objective ranges. The “target” level equated to the approved financial plan. The “threshold” performance level was set below the target level. In making the determination of the threshold and target levels, the Compensation Committee considered specific circumstances anticipated to be encountered by the Company during the coming year. Generally, the Compensation Committee sets the threshold and target levels such that the relative difficulty of achieving the target level is consistent from year to year. The Compensation Committee believes that targets have been and remain sufficiently challenging given the economic climate and the level of growth and improvement in the various financial metrics that would have to occur to meet the various performance objectives.

Our performance is assessed relative to performance objectives for return on assets, earnings per share, core deposit growth, loan growth and nonperforming assets to equity. These performance objectives are shown below:

Financial Metrics	Threshold	Target

Return on Assets	0.75%	1%

Earnings per Share	$0.525	$0.650

Core Deposit Growth	1%	5%

Loan Growth	1%	4%

Nonperforming Assets to Equity	<20%	<10%

Upon completion of the fiscal year, the Compensation Committee assesses the performance of the Company for each financial metric comparing the actual fiscal year results to the pre-determined performance objectives for each financial metric calculated with reference to the pre-determined weight accorded the financial metric and an overall percentage amount for the award is calculated. In addition, the Compensation Committee has discretionary authority to include qualitative subjective measures which may increase or decrease an award up or down by an additional 15% of base salary. The positive discretion may be utilized to address completion of special projects, department initiatives, or favorable achievements reflected in regulatory exam results. The Compensation Committee may also use its discretion in adjusting financial metrics and performance objectives for unexpected economic conditions or changes in the business of the Company.

Except as otherwise required by applicable regulations limiting executive bonuses in connection with the Company’s participation in the U.S. Treasury Capital Program, our bonuses have traditionally been performance-based cash awards. Our Company policy provides that no bonus may exceed 33% of the named executive officer’s annual compensation.

In 2012, all thresholds were met and bonuses were paid, as disclosed on the Executive Compensation table on page 25.

Equity-Based Compensation

The Company currently has one equity-based incentive plan, the Oak Valley Bancorp 2008 Stock Plan.  The 2008 Stock Plan provides for awards in the form of incentive stock options, non-statutory stock options, stock appreciation rights, and restricted shares.  The size of the option grant to each executive officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that officer. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the named executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.  The Company is authorized to issue 1,500,000 shares of its common stock under the 2008 Stock Plan, 150,680 of which have been issued as of the time of filing this Proxy Statement.

Each of the named executive officers is eligible to receive equity compensation and, historically, equity compensation has been delivered primarily in the form of stock options. However, under the executive compensation restrictions for U.S. Treasury Capital Purchase Program participants, while the Company was a participant, the issuance of stock options was prohibited under the general prohibitions on bonuses for the five highest paid employees of the Company. Although the Company could still make restricted stock grants under the 2008 Stock Plan, the Company did not make any equity-based incentive compensation grants to its named executive officers in 2010.  The Company issued 13,305 shares of restricted stock in 2011 and 134,875 shares of its restricted stock in 2012, under the 2008 Stock Plan to its Chief Executive Officer.

The Compensation Committee approves all awards under the 2008 Stock Plan and acts as the administrator of the 2008 Stock Plan. The Compensation Committee is responsible for determining equity grants to all staff members, including named executive officers, and in doing so considers past grants, corporate and individual performance, and recommendations of our Chief Executive Officer for staff members other than himself.

Stock option grants are made at the discretion of the Board. Each grant is designed to align the interests of the named executive officers with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company’s common stock at a fixed price per share consistent with the market price on the grant date over a specified period of time (up to ten years). Each option becomes exercisable in a series of installments over a five-year period, contingent upon the officer’s continued employment with the Company. Accordingly, an option will provide a return to an executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term. We do not grant stock options with a so-called “reload” feature, nor do we loan funds to employees for the purpose of enabling them to exercise stock options.

The Compensation Committee recognizes that stock options have an impact on the profits of the Company under current accounting rules and also have a dilutive effect on the Company’s shareholders. Accordingly, stock options are recognized as a scarce resource, and option grants are subject to the same amount of deliberation as any other form of compensation. The Compensation Committee has not established definitive target levels for stock awards although it has traditionally relied on comparative data with respect to these long-term incentive awards.

We do not backdate options or grant options retroactively. In addition, we do not plan to coordinate grants of options so that they are made before announcement of favorable information or after announcement of unfavorable information. The Company’s options are granted at fair market value on a fixed date or event (typically the first day of service for new hires and the date of Compensation Committee approval for existing employees), with all required approvals obtained in advance of or on the actual grant date. All grants to executive officers require the approval of the Compensation Committee and the Board of Directors. Fair market value has been consistently determined as the closing price on The Nasdaq Global Select Market on the grant date. In order to ensure that the exercise price of a stock option fairly reflects all material information, without regard to whether the information seems positive or negative, every grant of options is contingent upon an assurance by management that the Company is not in possession of material undisclosed information. If the Company is in a “black-out” period for trading under its trading policy or otherwise in possession of inside information, the date of grant is suspended until the second business day after public dissemination of the information.

The Company’s general practice has been to grant options only on the annual grant date at the Compensation Committee and Board of Directors’ regular March meetings for current staff and at any other Compensation Committee meeting (whether a regular meeting or otherwise) held on the same date as a regularly scheduled board meeting (which are held monthly) as required to attract new staff, retain staff or recognize key specific achievements. Because of the economic downturn, particularly in the financial services industry, the Committee did not award stock options to the named executive officers in 2010, 2011 and 2012.

As of December 31, 2012, the Compensation Committee had not authorized the issuance of restricted stock under the 2008 Stock Plan to any executive officer or any other employee, except for 15,000 shares issued to our President, 13,125 shares issued to our Chief Financial Officer, 11,250 shares issued to our Chief Credit Officer and 11,250 shares issued to our EVP/Commercial Lending Officer in 2012.

In connection with the Company becoming the holding company for Oak Valley Community Bank in 2008, the Company assumed all obligations for options issued under the Bank’s 1998 Restated Stock Option Plan, with options to purchase shares of Company’s common stock substituted for options to purchase shares of common stock of the Bank.  The 1998 Restated Stock Option Plan expired in May 2008. As of March 31, 2012, there were a total of 279,123 options issued and exercisable under the 1998 Restated Stock Option Plan.

Additional information on long-term awards for executive officers is shown on the fiscal 2012 Option Values table on page 26.

401(k) Plan

The Company maintains a plan that complies with the provisions of Section 401(k) of the Internal Revenue Code. Substantially all our employees are eligible to participate in this plan, and eligibility for participation commences upon hiring. The Company’s executive officers are eligible to participate in this program, subject to any applicable tax laws.  The Company contributes a percentage matching contribution to the same degree as all other employees. The matching contribution is 75% on all deferred amounts up to IRS limits.

Health and Welfare Benefits

The Company offers health and welfare programs to all eligible employees. The programs include medical, wellness, pharmacy, dental, vision, life insurance and accidental death and disability. The named executive officers received up to $21,600 each in 2012 for health and welfare benefits.

Salary Continuation Agreements

On August 21, 2001, the Board of Directors of Oak Valley approved salary continuation agreements (“Salary Continuation Agreements”) between the Bank and Messrs. Courtney and McCarty (each, an “Executive”).  Under the Salary Continuation Agreements, Messrs. Courtney and McCarty are entitled to receive maximum annual payments of $85,000 and $65,000, respectively, for a period of 20 years following their retirement at the age of 62 (the “Normal Retirement Age”). The salary continuation agreements also provide that, in lieu of any other benefit under such agreements, the Company will pay the executives any benefit under the agreement to the extent the benefit would not create an excise tax under the excess parachute rules of Section 280G of the 1986 Internal Revenue Code, and to extent possible, such benefit payment shall be reduced to allow payment within the fullest extent permissible under applicable law. In the event of disability while employed with us prior to the Normal Retirement Age, each Executive will receive a benefit equal to the retirement liability balance accrued by us at the time of disability.

In the event of early termination, the Executive will receive a vested portion of his retirement liability balance accrued by the Company at the time of such early retirement.  The vesting schedule is 20% per year of service beginning with the sixth year of service.  In the event the Executive dies prior to termination of the Salary Continuation Agreement, the beneficiary of such Executive will receive from the Company a lump sum death benefit amount.

In December 2001, we purchased insurance policies on the lives of Messrs. Courtney and McCarty, paying the premiums for these insurance policies with one lump-sum premium payment of approximately $590,000.  Under our Split Dollar Agreements and Split Dollar Policy endorsements with the Executives, the policy interests are divided between us and such Executives. We are entitled to any insurance policy death benefits remaining after payment to the Executive’s beneficiary.

If an Executive under the Salary Continuation Agreement is terminated for cause, we will not pay any benefits under such Salary Continuation Agreement.  For this purpose, the term “cause” means an Executive’s gross negligence or gross neglect of duties, fraud, disloyalty, dishonesty or willful violation of law or significant bank policies in connection with the Executive’s service that results in an adverse effect on Oak Valley.

In February 2008, we entered into an additional Salary Continuation Agreement (the “Continuation Agreement”) in the same form also for Ronald C. Martin.  Under the Continuation Agreement, Mr. Martin is entitled to receive maximum annual payment of $48,000 for a period of 10 years following his retirement at the age of 67 or upon a change in control, as defined in the Agreement.  In the event of disability while employed with us prior to the age of 67, Mr. Martin will receive a benefit equal to the retirement liability balance accrued by the Bank at the time of disability.  In the event of early termination, Mr. Martin will receive the vested portion of his retirement liability balance that has accrued at the time of such early retirement.  The vesting schedule is 20% per year of service beginning with the first year of service.  In the event of Mr. Martin dies prior to termination of the Agreement, the beneficiary of Mr. Martin will receive from us a lump sum death benefit amount.

Compensation Committee Interlock

Our Compensation Committee is comprised of Messrs. Barton, Gilbert, Haidlen, Jones, Leonard, Schrimp, Titus and Vaughan, all of whom are independent directors.

Prohibition on Speculation in Company Stock

Our stock trading guidelines prohibit executives from speculating in our stock, which includes, but is not limited to, short selling (profiting if the market price of the securities decreases), buying or selling publicly traded options, including writing covered calls, and hedging or any other type of derivative arrangement that has a similar economic effect.

Tax Considerations

Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended, limits the allowable tax deduction for compensation paid or accrued with respect to the Chief Executive Officer and each of the four other most highly compensated executive officers of a publicly held corporation to no more than $1 million per year. Certain compensation is exempt from this deduction limitation, including performance-based compensation paid under a plan that has been approved by shareholders and is administered by a committee of outside directors. The Company has not previously obtained shareholder approval of performance standards for its compensation plans or arrangements because its executives generally do not have compensation arrangements that would exceed $1 million per year.

In light of Section 162(m), it is the policy of the Compensation Committee to modify, where necessary, our executive compensation program to maximize the tax deductibility of compensation paid to our executive officers when and if the $1 million threshold becomes an issue. At the same time, the Compensation Committee also believes that the overall performance of our executives cannot in all cases be reduced to a fixed formula and that the prudent use of discretion in determining pay levels is in our best interests and those of our shareholders. Under some circumstances, the Compensation Committee’s use of discretion in determining appropriate amounts of compensation may be essential. In those situations where discretion is or can be used by the Compensation Committee, compensation might not be fully deductible.

Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended, among other things, limits flexibility with respect to the time and form of payment of deferred compensation. If a payment or award is subject to Section 409A but does not meet the requirements that exempt such amounts from taxation under Section 409A, the recipient is subject to (i) income tax at the time the payment or award ceases to be subject to a substantial risk of forfeiture, (ii) an additional 20% tax at that time, and (iii) an additional tax equal to the amount of interest (at the underpayment rate of the Internal Revenue Code plus one percentage point) on the underpayment that would have accrued had the award been includable in the recipient’s income when first deferred, or if later, when the award ceases to be subject to a substantial risk of forfeiture. We have made modifications to our plans and arrangements such that payments or awards under those arrangements either are intended to not constitute “deferred compensation” for purposes of Section 409A (and therefore will be exempt from application of Section 409A) or, if they constitute “deferred compensation,” are intended to comply with the statutory provisions of Section 409A and final regulations issued with respect thereto.

Impact of Capital Purchase Program.  While we were a participant in the Treasury’s Capital Purchase Program, no deduction was claimed for federal income tax purposes for executive compensation that would not be deductible if Section 162(m)(5) were to apply to the Company. This requirement effectively limited deductible compensation paid to the named executive officers to $500,000.

Accounting Considerations

Accounting considerations play an important role in the design of our executive compensation program. Accounting rules require us to expense the fair value of restricted stock awards and the estimated fair value of our stock option grants, which reduces the amount of our reported profits. The Compensation Committee considers the amount of this expense when determining the amount of equity compensation to award.

Effect of Shareholder Advisory Vote

Last year, in a non-binding advisory vote, the Company’s shareholders approved the Company’s compensation plan for its Chief Executive Officer, Chief Financial Officer, and other three most highly paid executives.  The Compensation Committee considered this when determining compensation for its senior executive officers for fiscal year 2013.  The Compensation Committee will consider the results of the shareholder vote on executive compensation at the Company’s 2013 annual meeting when determining compensation for 2014.

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning the compensation earned, by our Chief Executive Officer, and the four most highly compensated executive officers for services rendered in all capacities to us for the fiscal years ended December 31, 2011 and 2012 in their respective executive officer capacities with the Company and the Bank:

Summary Compensation Table

						Non-Equity	Nonqualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Comp.	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(1)	(i)(2)	(j)
Ronald C. Martin	2011	$254,960	$26,500	$89,809			$85,762	$41,051	$498,082
Chief Executive Officer	2012	$267,714	$89,313				$95,264	$56,956	$509,247

Christopher M. Courtney	2011	$192,750	$54,068				$43,227	$34,873	$324,918
President	2012	$204,319	$89,155	$111,750			$45,893	$37,329	$488,446

Richard A. McCarty	2011	$163,825	$45,951				$33,457	$18,468	$261,701
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Secretary	2012	$173,650	$75,773	$97,781			$35,521	$15,768	$398,493

David S. Harvey	2011	$147,805	$31,094				$41,967	$36,090	$256,956
Executive Vice President/Commercial Lending	2012	$152,239	$50,300	$83,813			$46,638	$37,542	$370,532

Michael J. Rodrigues	2011	$145,000	$30,505				$9,545	$33,934	$218,984
Executive Vice President/Chief Credit Officer	2012	$150,075	$49,505	$83,813			$10,608	$34,050	$328,051

(1)  The Company did not adopt or award any new pension or retirement benefits to the named executive officers in 2012. The amounts shown in column (h) for 2012 represent the executive salary continuation plan accrual from December 31, 2011 to December 31, 2012. The amounts in column (h) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 21 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2013.

(2) The amounts shown in column (i) in 2012 include the following for each named executive:

	Common
	Stock
	Dividends	Economic
	Paid on	Value of Death	401(k) Plan		Employee Stock
	Unvested	Benefit of Life	Company	Other	Ownership
	Restricted	Insurance for	Matching	Insurance	Plan Company			Auto
	Stock	Beneficiaries	Contributions	Benefit	Contributions	Vacation	Severance	Compensation
Ronald C. Martin	—	$8,803	$16,500	$—	—	$22,653	$—	$9,000
Christopher M. Courtney	—	$669	$12,750	$—	—	$16,110	$—	$7,800
Richard A. McCarty	—	$287	$—	$—	—	$7,681	$—	$7,800
David S. Harvey	—	$1,515	$16,875	$—	—	$14,052	$—	$5,100
Michael J. Rodrigues	—	$616	$12,750	$—	—	$15,584	$—	$5,100

The economic value of the death benefit amounts shown above reflects the annual income imputed to each executive in connection with Company-owned split-dollar life insurance policies for which the Company has fully paid the applicable premiums. These policies are discussed under the sections of this Proxy Statement titled, “Salary Continuation Agreements,” above and below.

Plan-Based Awards

Stock-Based Plans.  The Company currently has one equity-based incentive plans, the Oak Valley Bancorp 2008 Stock Option Plan.  The 2008 Stock Plan provides for awards in the form of incentive stock options, non-statutory stock options, stock appreciation rights, and restrictive shares.  Except as otherwise disclosed in this Proxy Statement, no stock options or other stock awards were granted to the named executive officers in 2012.

Outstanding Equity Awards

The following table shows the number of Company shares of common stock covered by exercisable and unexercisable stock options and the number of Company unvested shares of restricted common stock held by the Company’s named executive officers as of December 31, 2012.

Outstanding Equity Awards at Year End

	Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
								Awards:	Awards:
								Number	Market or
						Number	Market	of	Payout
						of	Value of	Unearned	Value of
			Incentive			Shares	Shares	Shares,	Unearned
			Plan			or	or	Units or	Shares,
	Equity		Awards:			Units of	Units of	Other	Units or
	Number of	Number of	Number of			Stock	Stock	Rights	Other
	Securities	Securities	Securities			That	That	That	Rights
	Underlying	Underlying	Underlying	Options		Have	Have	Have	That Have
	Unexercised	Unexercised	Unexercised	Exercise	Options	Not	Not	Not	Not
	Options (#)	Options (#)	Unearned	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	Options (#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)(1)	(c)	(d)	(e)	(f)	(g)	(h)(2)	(i)	(j)

Ronald C. Martin	33,750			$7.56	3/17/2014	10,644	$79,298

Christopher M. Courtney	33,750			$7.56	3/17/2014	15,000	$111,750

Richard A. McCarty	22,500			$7.56	3/17/2014	13,125	$97,781

David S. Harvey	11,250			$7.56	3/17/2014	11,250	$83,813

Michael J. Rodrigues	11,250			$7.56	3/17/2014	11,250	$83,813

(1) The options vested 20% annually over five years beginning on 3/17/2004 and have a term of 10 years.

(2) The restricted stock awards have restrictions that lapse 20% annually over five years beginning on 2/28/2012.

Option Exercises and Vested Stock Awards

The following table sets forth information with regard to the exercise and vesting of stock options and vesting of shares of restricted stock for the year ended December 31, 2012, for each of the named executive officers.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of		Number of	Value
	Shares Acquired	Value Realized	Shares Acquired	Realized on
	on Exercise	upon Exercise	on Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Ronald C. Martin	—	$—	2,661	$18,411

Christopher M. Courtney	—	$—	—	$—

Richard A. McCarty	—	$—	—	$—

David S. Harvey	17,312	$46,579	—	$—

Michael J. Rodrigues	6,750	$21,968	—	$—

Salary Continuation Agreements

Company-owned split-dollar life insurance policies support the Company’s obligations under each Salary Continuation Agreement. The premiums on the policies are paid by the Company. The cash value accrued on the policies supports the payment of the supplemental benefits for each participant. In the case of death of the participant, the participant’s designated beneficiaries may receive up to 100% of the net-at-risk insurance (which means amount of the death benefit in excess of the cash value of the policy).

The following table shows the present value of the accumulated benefit payable to each of the named executive officers, including the number of service years credited to each named executive officer under the salary continuation agreements:

Accumulated Benefits

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit(1)(2) ($) (d)	Payments During Last Fiscal Year ($) (e)

Ronald C. Martin		20	$403,987	$0

Christopher M. Courtney		11	$429,969	$0

Richard A. McCarty		11	$323,562	$0

David S. Harvey		4	$190,139	$0

Michael J. Rodrigues		4	$43,247	$0

(1) The amounts in column (d) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 21 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2012, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2013.

(2) The following vesting percentages apply to the named executive officers:

End of the year prior to termination	Ronald C. Martin	Christopher M. Courtney	Richard A. McCarty	David S. Harvey	Michael J. Rodrigues
12/31/2013	100%	100%	100%	20%	20%
12/31/2014	100%	100%	100%	40%	40%
12/31/2015	100%	100%	100%	60%	60%
12/31/2016	100%	100%	100%	80%	80%

Director Compensation

This section provides information regarding the compensation policies for non-employee directors and amounts paid to these directors in 2012.

Overview

Our director compensation is designed to attract and retain qualified, independent directors to represent our shareholders on the Board and act in their best interests.  The Compensation Committee, which consists solely of independent directors, has primary responsibility for reviewing and recommending any changes our director compensation program.  All recommended compensation changes required approval or ratification by the full Board of Directors.  Compensation for the members of our Board is reviewed periodically by the Compensation Committee.

Our Board of Directors includes two Company officers: Mr. Ronald. A. Martin, who serves as Chief Executive Officer; and Mr. Christopher M. Courtney, who serves as the President of the Company.  As senior executive officers, information regarding the compensation of Mr. Martin’s and Mr. Courtney’s can be found in the “Compensation Discussion and Analysis” and the executive compensation disclosure tables provided within this Proxy Statement.

Director Fees

Non-employee Directors receive a cash retainer in the amount of $2,000 per month. Directors who are employees do not receive any compensation for service as director.

The following table provides compensation information for the year ended December 31, 2012 for each non-employee Director of the Company at that time.

Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Options Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Nonqualified Deferred Compensation Earnings ($) (f)(1)	All Other Compensation ($) (g)	Total ($) (h)
Donald L. Barton	$24,000	—		$—	$2,014	$	$26,014
James L. Gilbert	$24,000	—		$—	$7,996	$	$31,996
Thomas A. Haidlen	$24,000	—		$—	$6,040	$	$30,040
Michael Q. Jones	$24,000	—		$—	$9,011	$	$33,011
Daniel J. Leonard	$24,000	—		$—	$—	$	$24,000
Roger M. Schrimp	$24,000	—		$—	$12,932	$	$36,932
Danny L. Titus	$24,000	—		$—	$7,796	$	$31,796
Richard J. Vaughan	$24,000	—		$—	$—	$	$24,000

(1) The Company did not adopt or award any new pension or retirement benefits to the directors in 2012. The amounts shown in column (f) for 2012 represent the director retirement agreements accrual from December 31, 2011 to December 31, 2012. The amounts in column (f) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 21 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2013.

Stock Options

None of the independent directors were granted any stock options during 2011 and 2012.  As of December 31, 2012, the independent directors held outstanding, fully exercisable stock options to purchase the following amounts of our common stock, all with exercise prices ranging from $7.51 to $ 13.25 per share, and all with expiration dates no later than 2021.

Non-Employee Directors	Options
Donald L. Barton	5,000
James L. Gilbert	0
Thomas A. Haidlen	0
Michael Q. Jones	4,500
Roger M. Schrimp	0
Danny L. Titus	0
Richard J. Vaughan	0

Director Retirement Agreements; Bank-Owned Life Insurance Policies

On August 21, 2001, the Board of Directors of the Bank authorized Director Retirement Agreements with each director.  The Company assumed the Director Retirement Agreements upon its reorganization with the Bank in May 2008, as the same individuals who served as directors of the bank became directors of the Company.

The Director Retirement Agreements are intended to encourage existing directors to remain directors, assuring us that we will have the benefit of the directors’ experience and guidance in the years ahead.

For retirement after the later of age 72 or five (5) years of service (the “Normal Retirement Age”), the Director Retirement Agreements provide for an annual benefit during the director’s lifetime of $12,000 for 10 years.  If a director retires or becomes disabled before the Normal Retirement Age, he will receive a lump-sum payment in an amount equal to the retirement liability balance accrued by the Bank at the time of early retirement or disability.

If a change in control occurs (as defined in the Director Retirement Agreements) and a director’s service terminates within 24 months after the change in control, the director will receive the retirement liability balance accrued and payable to the director for retirement at the Normal Retirement Age.

In December of 2001, the Bank purchased insurance policies on the lives of its directors, paying the premiums for these insurance policies with one lump-sum premium payment of approximately $1,045,000.  Although the Bank expects the policies on the directors’ lives to serve as a source of funds for benefits payable under the Director Retirement Agreements, the contractual entitlements arising under the Director Retirement Agreements are not funded and remain contractual liabilities of the Bank, payable upon each director’s termination of service.

The policy interests are divided between us and each director.  Under Bank’s Split Dollar Agreements and Split Dollar Policy endorsements with the directors, we are entitled to any insurance policy death benefits remaining after payment to the director’s beneficiary.  We expect to recover the premium in full from its portion of the policies’ death benefits.

If a director is terminated for cause, we will not pay any benefits under his Director Retirement Agreement.  For this purpose, the term “cause” means a director’s gross negligence or gross neglect of duties, fraud, disloyalty, dishonesty or willful violation of law or significant Company policies in connection with the director’s service that results in an adverse effect on us.

The following table shows the present value of the accumulated benefit payable to each director who has a director compensation benefit agreement, including the number of service years credited to each director under the supplemental executive retirement plan.

Accumulated Benefits

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit(1)(2) ($) (d)	Payments During Last Fiscal Year ($) (e)

Donald L. Barton		5	$8,211	$—

James L. Gilbert		21	$52,046	$—

Thomas A. Haidlen		21	$39,305	$—

Michael Q. Jones		8	$36,735	$—

Roger M. Schrimp		21	$84,909	$—

Danny L. Titus		20	$50,853	$—

Richard J. Vaughan		21	$90,536	$—

(1) The amounts in column (d) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 21 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2012, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2013.

(2) The following vesting percentages apply to the directors:

End of the year prior to termination	Donald L. Barton	James L. Gilbert	Thomas A. Haidlen	Michael Q. Jones	Roger M. Schrimp	Danny L. Titus	Richard J. Vaughan
12/31/2013	40%	100%	100%	100%	100%	100%	100%
12/31/2014	60%	100%	100%	100%	100%	100%	100%
12/31/2015	80%	100%	100%	100%	100%	100%	100%
12/31/2016	100%	100%	100%	100%	100%	100%	100%

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1
ELECTION OF DIRECTORS OF THE COMPANY

The Bylaws of the Company provide that the Board will consist of not less than seven (7) and not more than thirteen (13) directors. The number of directors is set by the Board and is currently set at eleven (11).

The Board of Directors proposes that the following four (4) nominees to be elected until their successors are duly elected and qualified.  Each of the nominees has consented to serve if elected.  If any of them becomes unavailable to serve as a Director before the Annual Meeting, the Board may designate a substitute nominee.  In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.  Unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees, your proxies will be voted for the election of each of these nominees.

The following is a brief account of the business experience, including experience during the past five years, of each nominee.

James L. Gilbert, 68, has been a Director of the Bank since 1991 and of Oak Valley Bancorp since 2008.  Mr. Gilbert has lived in Oakdale, California since 1946.  Mr. Gilbert is an owner and executive of A.L. Gilbert Co., a business that has been in Oakdale for about 100 years. Mr. Gilbert has been involved in the feed and seed business as well as retail feed stores for four decades.  Mr. Gilbert has also been engaged in and almond farming for more than 30 years. Mr. Gilbert enhances the connection between the Board and our community.

Janet S. Pelton, 57, is a nominee to be a new director of the Company.   Ms. Pelton, a licensed certified public accountant since 1980, is currently Managing Partner, Tax Services, at Atherton & Associates, LLP, a full-service public accounting firm based in Modesto, California.  She has practiced in public accounting for over 30 years, providing income tax and estate tax planning and preparation services to individuals, partnerships and corporations.  Ms. Pelton brings tax and accounting expertise to the Board.

Roger M. Schrimp, 70, has been a director of the Bank since 1991 and of Oak Valley Bancorp since 2008.  Mr. Schrimp has practiced law in Oakdale, California since 1967.  He is a senior partner in the Modesto Law Firm of Damrell, Nelson, Schrimp, Pallios & Ladine, and owns and operates a cattle ranch. Mr. Schrimp brings legal and financial expertise to the Board.

Danny L. Titus, 67, has been a director of the Bank since 1992 and of Oak Valley Bancorp since 2008.  Mr. Titus has served as the President of Situs Investments, Inc. since 1989 which manages real estate and investments.  During the period of from 1979 to 1988, Mr. Titus was the general manager of Steelgard, Inc. which manufactures portable buildings. Mr. Titus brings investment expertise to the Board.

The Board of Directors of the Company is divided into three classes, designated Class I, Class II and Class III. Each class consists of one-third of the directors or as close an approximation as possible.  Each director in each class is elected for a term running until the third annual meeting next succeeding his election, until his successor shall have been duly elected and qualified. Accordingly, each nominee director, if elected, will hold office as follows until his successor is duly elected and qualified for the following terms:

Nominees		Expiration of Term

James L.	Gilbert	2016	(1)
Janet S.	Pelton	2016	(1)
Roger M.	Schrimp	2016	(1)
Danny L.	Titus	2016	(1)

Directors Continuing in Office

Richard J.	Vaughan	2014
Christopher M.	Courtney	2014
Michael Q.	Jones	2014
Ronald C.	Martin	2015
Thomas A.	Haidlen	2015
Donald L.	Barton	2015
Daniel J.	Leonard	2015

(1) Assuming election/re-election on June 4, 2013.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.   ONLY THOSE VOTES CAST “FOR” ARE INCLUDED, WHILE VOTES “AGAINST”, ABSTENTIONS AND BROKER NON-VOTES ARE NOT INCLUDED.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Moss Adams, LLP in Stockton, California served the Company as independent registered public accounting firm for 2012 and has been selected by the Audit Committee of the Board of Directors of the Company to serve the Company as independent registered public accounting firm for 2013.  All Proxies will be voted “FOR” ratification of such selection unless authority to vote for the ratification of such selection is withheld or an abstention is noted.  If the nominee should unexpectedly for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute nominee to be designated by the Audit Committee.

Representatives from the accounting firm of Moss Adams, LLP will be present at the meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

The following presents fees billed for the years ended December 31, 2011 and 2012 for professional services rendered by the Company’s independent registered public accounting firm in connection with the audit of the Company’s consolidated financial statements and fees billed by the Company’s independent registered public accounting firm for other services rendered to the Company:

Fees	2011		2012
Audit Fees		$138,375	$137,500
Audit-related Fees
Tax Fees		$48,636	$55,745
All other Fees	$		$2,732
Total		$187,011	$195,977

Audit Fees.  Annual audit fees relate to services rendered in connection with the audit of the annual financial statements included in our Annual Report on Form 10-K.

Audit-Related Fees.    Audit-related services include fees for consultations concerning financial accounting and reporting matters.

Tax Fees.    Tax services include fees for tax compliance, tax advice and tax planning.

All Other Fees.    Includes all other fees not related to audit and tax services.

The Audit Committee has determined that the provision of services, in addition to audit services, rendered by Moss Adams, LLP and the fees paid therefore in fiscal years 2011 and 2012 were compatible with maintaining Moss Adams, LLP’s independence.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of our fiscal 2012 audited financial statements.  Management is responsible for the Company’s internal controls and the financial reporting process.

The Audit Committee is comprised of six (6) independent directors and responsible for providing independent, objective oversight of the Company’s accounting, financial reporting and internal controls.  Members of the Audit Committee are “independent” as defined by SEC and NASDAQ standards.  A financial expert, as defined by SEC rules, chairs the Audit Committee.  The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accountants.

The Audit Committee meets and holds discussion with management and its independent registered public accountants, Moss Adams, LLP.  The Audit Committee has read and discussed the audited financial statements for fiscal year 2012 with management and Moss Adams, LLP.  The Chief Executive Officer and the Chief Financial Officer of the Company have certified that, based on their knowledge, the financial statements and other financial information included in the Company’s Annual Report on Form 10-K that we filed with the SEC on March 28, 2013 fairly present in all material respects the financial condition, results of operations and cash flows of the Company.  Also, the Audit Committee has discussed with management and Moss Adams, LLP management’s assertion of the effectiveness of the Company’s internal controls as they related to financial reporting.

Discussion were also held with Moss Adams, LLP concerning matters required by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company’s independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Moss Adams, LLP that firm’s independence and considered the compatibility of non-audit services with Moss Adams’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

The Audit Committee has discussed with management and Moss Adams, LLP independence issues regarding the fees that were billed by Moss Adams, LLP during the fiscal year 2012.  The Audit Committee approved audit, audit-related and tax services.

Submitted by the Audit Committee of the Board on March 26, 2013:

Roger M. Schrimp (Chairman)

Thomas A. Haidlen

Donald L. Barton

Danny L. Titus

Richard J. Vaughan

Dan Leonard

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Act of 1934, and shall not otherwise be deemed filed under these acts.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF MOSS ADAMS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company seeks a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers, as described in detail under the Executive Compensation section of this Proxy Statement.  The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Oak Valley Bancorp’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in Oak Valley Bancorp’s Proxy Statement for the 2013 annual meeting of shareholders.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. It will also not affect any compensation paid or awarded to any executive. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors believes that the Company’s compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of shareholders, and, accordingly, recommends a vote in favor of this proposal.

In the event this non-binding proposal is not approved by our shareholders, such a vote shall not be construed as overruling a decision by the Board of Directors or Compensation Committee, nor create or imply any additional fiduciary duty by the Board of Directors or Compensation Committee, nor shall such a vote be construed to restrict or limit the ability of our shareholders to make proposals for inclusion in Proxy Materials related to executive compensation. Notwithstanding the foregoing, the Board of Directors and Compensation Committee will consider the non-binding vote of our shareholders on this proposal when reviewing compensation policies and practices in the future.

Compensation Committee Report

Compensation Discussion and Analysis.    The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 401(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Risk Assessment of Incentive Compensation Arrangements.

The Compensation Committee meets with the senior risk managers of the Company (including the Company’s Chief Executive Officer, President, Chief Financial Officer, Chief Credit Officer and Executive Vice President/Commercial Lending). The Compensation Committee discusses the overall risk structure and the significant risks identified within the Company, and discusses the process by which those present at the meeting analyze the risks associated with the executive compensation program. This process includes, among other things, a review of the Company’s programs and discussions with the Compensation Committee’s independent compensation consultant about the structure of the Company’s overall executive compensation program. This review includes the compensation potential under the Company’s incentive plans, the long-term view encouraged by the design and vesting features of the Company’s long-term incentive arrangements, and the extent to which the Compensation Committee and the Company’s management monitor the program. The Compensation Committee also identifies areas of enterprise risk of the Company and evaluates the degree to which participants in a plan perform functions that have the potential to significantly affect overall enterprise risk. The Compensation Committee then analyzes the extent to which design features have the potential to encourage behaviors that could significantly contribute to enterprise risk.

Our senior executive officers (SEOs) participate in the 2008 Stock Plan.

Based on its review, the Compensation Committee has determined that in 2012 the Company’s executive compensation program did not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Company, and that no changes to these plans were required for this purpose.

Among the factors the Compensation Committee considered were the following:

• Vesting of stock options has historically been tied to tenure of employment and not tied to Company or individual performance. Stock options are subject to “clawback” provisions.

• The Compensation Committee generally targets the median of peer practice to generally limit total direct compensation.

In addition to the incentive plans in which our SEOs participate, the Company has incentive programs for other officers and branch employees which reward performance. The Compensation Committee reviewed all non-SEO programs and concluded that none of them, either individually or as a group, presented any material threat to our capital or earnings, encouraged taking undue or excessive risks, or encouraged manipulation or financial data in order to increase the size of an award. The rewards offered are typically based on subjective criteria and are not tied directly to Company performance. Several other plans reward loan production. Internal controls with different levels of review and approvals are designed to prevent manipulation to increase an award.

Compensation Committee of the Board

Roger M. Schrimp (Chairman)

Donald L. Barton

James J. Gilbert

Thomas A. Haidlen

Michael Q. Jones

Danny L. Titus

Richard J. Vaughan

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF A NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4

APPROVAL AND ADOPTION OF AMENDED AND RESTATED BYLAWS

The Bylaws of the Company prescribe procedures to be followed by shareholders when submitting proposed items of business at meetings of shareholders.  The Company’s Board of Directors believes it is important that any shareholder who desires to propose a candidate for election to the Board or other shareholder business (i) receive clearly articulated and reasonable instructions to accomplish this, and (ii) fully disclose such shareholder’s interest in the Company and the matter being proposed.

Although our Bylaws and federal securities laws are intended to provide such notice and require such disclosure, the procedures currently set forth in our Bylaws do not fully account for the latest accepted practices and relatively new forms of derivative investment instruments.  For this reason, we are proposing to amend and restate our Bylaws that enhance and clarify the procedures to be followed by shareholders when submitting proposed items of business at future meetings of shareholders.

The proposed amendments are set forth in Sections 2.6 and 2.8 of the Bylaws and may be summarized as follows:

The first proposed amendment to Section 2.6 of the Bylaws clarifies that a shareholder proposing to nominate a person for election as a director of the Company must, in addition to providing certain information to the Secretary of the Company relating to the nominee that is required to be disclosed in a solicitation of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (as currently required by Section 2.6 of the Bylaws), must also provide such additional information as the Company may reasonably require to determine the eligibility of the nominee to serve as a director of the Company.

The second proposed amendment to Section 2.6 of the Bylaws follows the latest accepted practices for enhancing the disclosures that a shareholder must make when proposing to nominate a person for election as a director or proposing to submit any other business before an annual meeting of shareholders, by requiring enhanced disclosure of such shareholder’s interests in the Company (e.g., through relatively new forms of derivative investment instruments) and such shareholder’s intentions with respect to delivering and/or soliciting proxies regarding the nominee or other proposed business.

The proposed amendment to Section 2.8 of the Bylaws adds a clarification that, with respect to the general rules regarding shareholder business conducted at annual and special meetings of the Company’s shareholders, nothing in Sections 2.6 or 2.7 of the Bylaws will affect any rights of shareholders to request inclusion of proposals or nominations in the Company’s proxy statement pursuant to the applicable proxy access rules under federal securities laws.

The full text of the proposed Amended and Restated Bylaws is set forth on Appendix B to this Proxy Statement.

The Board of Directors believes amendment and restatement of the Company’s Bylaws is in the best interests of the Company and its shareholders and will provide greater transparency regarding proposed items of business at shareholder meetings.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED BYLAWS.

OTHER INFORMATION

Other Business Matters

We have received no notice any other items submitted for consideration at the Annual Meeting and except for reports of operation and activities by management, which are for information purpose only and require no action of approval or disapproval, management neither knows of, nor contemplates, any other business that will be presented for action by the shareholders at the Meeting.  If any further business is properly presented at the Annual Meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

Shareholders Proposals for 2013 Meeting

Any shareholder who intends to present a proposal at the 2014 Annual Meeting, other than a director nomination, must deliver the written proposal to the Chief Financial Officer at 125 North Third Avenue, Oakdale, California 95361 no later than December 15, 2013, if the proposal is to be submitted for inclusion in our proxy materials pursuant to SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  A shareholder must include proof of ownership of Oak Valley’s common stock in accordance with SEC Rule 14a(8)(b)(2).  We encourage any stockholder interested in submitting a proposal to contact the Company’s Chief Financial Officer in advance of this deadline to discuss the proposal.  Shareholders may also want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities rules.

Additional Proxy Materials

A copy of our 2012 Annual Report on Form 10-K is accessible at: www.edocumentview.com/OVLY.  If you would like to receive a hard copy of the 2012 Annual Report on Form 10-K, you may obtain one without charge by sending a request to by contacting:

Methods:	If you are a shareholder of record:	If you are beneficial owner of shares held in street name:
By Telephone:	Toll Free Telephone Number: 1-866-641-4276	Toll Free Telephone Number: 1-800-579-1639

From the Internet:	Go to www.investorvote.com/OVLY, click Request Materials	Go to www.proxyvote.com by following the instructions on the screen.

By Email	Write to investorvote@computershare.com with subject line: “Proxy Materials Oak Valley Bancorp.”	Send a blank email to sendmaterial@proxyvote.com with your 12-Digital Control Number in the subject line.

No Incorporation by Reference of Certain Portions of this Proxy Statement

Notwithstanding anything to the contrary set forth in any of previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by us under those statues.  Neither the Audit Committee Report nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor is such report to be incorporated by reference into any future filings made by us under those statutes.

ANNUL MEETING OF SHAREHOLDERS OF

OAK VALLEY BANCORP

JUNE 4, 2013

COMMON

PROXY VOTING INSTRUCTIONS

Internet — Access www.investorvote.com and follow the on-screen instructions to obtain your identification number which will allow you to cast your vote.

Telephone — Call toll free 1-800-652-8683 from any touch-tone telephone and follow the instructions to obtain your identification number which will allow you to cast your vote.

Vote online/phone until 11:00 PM PDT, June 3, 2013, the day before the meeting

Mail — If you have requested a paper copy of Proxy Materials as provided on page 2 of the Proxy Statement, you should sign, date and mail your proxy card in the envelope provided as soon as possible.

In Person — You may vote your shares in person by attending the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON JUNE 4, 2013. The Company’s Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2012 and 2012 Annual Report to Shareholders are available at www.edocumentview.com/OVLY

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOU VOTE IN BLUE OR BLACK INK.

A.            Voting Items

Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	Election of Directors:	For	Withhold
	01 — James L. Gilbert	☐	☐
	02 — Janet S. Pelton	☐	☐
	03 — Roger M. Schrimp	☐	☐
	02 — Danny L. Titus	☐	☐

	For	Against	Abstain

2.	To approve the proposal to ratify the appointment of Moss Adams, LLP as the independent registered public accounting firm for the Company’s 2013 Fiscal year. ☐	☐	☐

3.	To adopt a non-binding advisory resolution approving the compensation of the Company’s senior executive officers. ☐	☐	☐

4.

To approve and adopt Amended and Restated Bylaws of the Company that enhance and clarify the procedures to be followed by shareholders when submitting proposed items of business at future meetings of shareholders.

	☐	☐	☐

5.	In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

B.            Non-Voting Items

Change of Address— Please print new address below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

C.            Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

ANNUL MEETING OF SHAREHOLDERS OF

OAK VALLEY BANCORP

JUNE 4, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Oak Valley Bancorp, and the accompanying Proxy Statement dated April [    ], 2013, and revoking any proxy heretofore given, hereby constitutes and appoints Ronald Martin and Roger Schrimp, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Oak Valley Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Oak Valley Bancorp, to be held at Oak Valley Bancorp Headquarter at 338 E F Street, Oakdale, California 95361 on June 4, 2013 at 4:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” PROPOSALS NO. 2, 3 AND 4.  THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” PROPOSALS NO. 2, 3 AND 4.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Appendix A

CHARTER
OF
THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
OF
OAK VALLEY BANCORP AND OAK VALLEY COMMUNITY BANK

(As adopted by the Board of Directors in October 2010)

I.                                        PURPOSE

The Corporate Governance and Nominating Committee (the “Committee”) of Oak Valley Bancorp and its subsidiary Oak Valley Community Bank (collectively, the “Company”), is a committee of the Board of Directors of Oak Valley Bancorp and its subsidiary Oak Valley Community Bank (collectively, the “Board”).

The purpose of the Committee is to review and make recommendations to the Board on matters concerning corporate governance; Board composition; identification, evaluation and nomination of director candidates; Board committees; and conflicts of interest.

In furtherance of these purposes, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

II.                                   MEMBERSHIP

The Committee members shall be appointed by, and shall serve at the discretion of, the Board.  The Committee shall consist of no fewer than two members of the Board.  The Board may designate one member of the Committee as its chair.  Members of the Committee shall not have a relationship with the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed “Independent Directors” as defined by (i) the listing standards of the Nasdaq Stock Market, Inc. Listing Rules (the “Nasdaq Rules”) and (ii) the rules of the SEC (including Rule 10A-3).

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board.  Committee members may be removed from the Committee, with or without cause, by the Board.  Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.                              RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

•                                          Reviewing annually the principles of corporate governance approved by the Board to ensure that they remain relevant and are being complied with, recommending changes to the Board as necessary;

•                                          Reviewing proposed changes to the Company’s Articles of Incorporation and Bylaws and making recommendations to the Board;

•                                          Determining the manner in which shareholders may send communications to the Board (as a whole or individually), as well as the process by which shareholder communications will be relayed to the Board and what the Board’s response, if any, should be and, until replaced by other procedures, the following shall be the process:

Written recommendations from shareholders for director nominees should be delivered to the Chair of the Committee.

In order for the Committee to adequately consider any shareholder recommendation, the recommendation should include an analysis of the proposed nominee under the criteria discussed above.  In addition, the recommendation must include all information relating to the proposed director nominee that would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  The Committee will evaluate director nominees recommended by shareholders in the same manner as it evaluates other nominees.  Recommendations received prior to any Committee meeting where director nominees are to be considered will be considered at such meeting.

Notwithstanding the foregoing with respect to shareholder recommendations, shareholder nominations for director must be submitted in accordance with the provisions of the Company’s bylaws.

•                                          Reviewing periodically the succession planning for the Chief Executive Officer and other executive officers, reporting its findings and recommendations to the Board, and working with the Board in evaluating potential successors to these executive management positions;

•                                          Reviewing governance-related stockholder proposals, if any, and recommending Board responses;

•                                          Overseeing compliance by the Board and its committees with applicable laws and regulations, including those promulgated by the Securities and Exchange Commission and, as appropriate, the Nasdaq Rules;

•                                          Reviewing its own charter and processes on an annual basis;

Board Composition, Evaluation and Nominating Activities

•                                          Overseeing the Board evaluation process including conducting periodic evaluations of the performance of the Board as a whole and each Board committee and evaluating the performance of Board members eligible for re-election;

•                                          Reviewing and making recommendations to the Board regarding the composition and size of the Board and determine the relevant criteria (including any minimum qualifications) for Board membership including issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business, other commitments and the like;

•                                          Reviewing annually the relationships that each director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and shall identify for the Board those directors who have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company);

•                                          In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company’s articles of incorporation and bylaws;

•                                          Establishing procedures for the submission of candidates for election to the Board (including recommendations by stockholders of the Company);

•                                          Establishing procedures for identifying and evaluating nominees for Director;

•                                          Reviewing and recommending candidates for election to the Board at the annual meeting of shareholders in compliance with the Company’s policies and procedures for consideration of Board candidates;

•                                          Identifying, considering and recommending candidates to fill new positions or vacancies on the Board; in performing these duties, the Committee shall have the authority, at the Company’s expense, to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm’s fees and other retention terms;

•                                          Reviewing the required disclosure, if applicable, included in the Company’s annual public filings regarding the Company’s nomination process;

•                                          Making recommendations for continuing education of Board members;

Board Committees

•                                          Periodically reviewing the charter and composition of each Board committee and making recommendations to the Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees;

•                                          Recommending to the Board persons to be members of the various Board committees;

Conflicts of Interest

•                                          Periodically evaluating the Company’s corporate governance guidelines and code of ethics and recommending changes to the Board as necessary;

•                                          Considering questions of possible conflicts of interest of Board members and of corporate officers; and

•                                          Reviewing actual and potential conflicts of interest of Board members and corporate officers, other than related party transactions reviewed by the Audit Committee, and approving or prohibiting any involvement of such persons in matters that may involve a conflict of interest or taking of a corporate opportunity.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws.  The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion.  While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board.  To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

In performing its duties, the Committee shall have the authority, at the Company’s expense, to retain, hire, and obtain advice, reports or opinions from internal or external legal counsel and expert advisors.

IV.                               MEETINGS

The Committee will meet at least once annually and, otherwise, as often as may be deemed necessary or appropriate, in its judgment, in order to fulfill its responsibilities.  The Committee may meet either in person or telephonically, and at such times and places as the Committee determines.  The Committee may establish its own meeting schedule, which it will provide to the Board.

The Committee will maintain written minutes of its meetings, which will be filed with the minutes of the meetings of the Board.

VI.                               REPORTS

The Chair of the Committee shall make regular reports to the full Board on the actions and recommendations of the Committee.

Appendix B

AMENDED AND RESTATED BYLAWS

OF

OAK VALLEY BANCORP

ARTICLE I
CORPORATE OFFICES

1.1                               PRINCIPAL OFFICE

The principal executive office in the State of California for the transaction of the business of the corporation (called the principal office) is fixed and located at:

125 North Third Avenue
Oakdale, California 95361

The Board of Directors shall have the authority from time to time to change the principal office from one location to another within the State by amending this Article I.

1.2                               OTHER OFFICES

One or more branches or other subordinate offices may at any time be fixed and located by the Board of Directors at such place or places within or without the State of California as it deems appropriate.

ARTICLE II
MEETINGS OF SHAREHOLDERS

2.1                               PLACE OF MEETINGS

Meetings of shareholders shall be held at any place within or outside the State of California designated by the Board of Directors. In the absence of any such designation, shareholders’ meetings shall be held at the principal executive office of the corporation or at any place consented to in writing by all persons entitled to vote at such meeting, given before or after the meeting and filed with the Secretary of the corporation.

2.2                               ANNUAL MEETING

An annual meeting of shareholders shall be held each year on the second Tuesday of June, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at the hour of 2:00 p.m., at which time the shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation, and transact such other business as may properly be brought before the meeting.

If the annual meeting of shareholders shall not be held on the date above specified, the Board of Directors shall cause such a meeting to be held as soon thereafter as convenient, and any business transacted or election held at such meeting shall be as valid as if transacted or held at an annual meeting on the date above specified.

2.3                               SPECIAL MEETINGS

Special meetings of the shareholders may be called at any time, subject to the provisions of Sections 2.4 and 2.5 of these Bylaws, by the Board of Directors, the Chairman of the Board, the President or the holders of shares entitled to cast not less than ten percent (10%) of the votes at that meeting.

If a special meeting is called by anyone other than the Board of Directors or the President or the Chairman of the Board, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by other written communication to the Chairman of the Board, the President, any Vice President or the Secretary of the corporation. The officer receiving the request forthwith shall cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these Bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

2.4                               NOTICE OF SHAREHOLDERS’ MEETINGS

All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws not less than ten (10) (or, if sent by third-class mail pursuant to Section 2.5 of these Bylaws, not less than thirty (30)) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, and no business other than that specified in the notice may be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders, but, subject to the provisions of the next paragraph of this Section 2.4, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the Board for election.

If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the California Corporations Code (the “Code”), (ii) an amendment of the Articles of Incorporation, pursuant to Section 902 of the Code, (iii) a conversion of the corporation, pursuant to Section 1152 of the Code, (iv) a reorganization of the corporation, pursuant to Section 1201 of the Code, (v) a voluntary dissolution of the corporation, pursuant to Section 1900 of the Code, or (vi) a distribution in dissolution other than in accordance with the rights of any outstanding preferred shares, pursuant to Section 2007 of the Code, then the notice shall also state the general nature of that proposal.

2.5                               MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of a shareholders’ meeting shall be given personally, by electronic transmission by the corporation or by first-class mail, or, if the corporation has outstanding shares held of record by five hundred (500) or more persons (determined as provided in Section 605 of the Code) on the record date for the shareholders’ meeting, notice may be sent by third-class mail, or other means of written communication, addressed to the shareholder at the address of the shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice shall be deemed to have been given at the time when delivered personally, sent electronically or deposited in the mail or sent by other means of written communication.

If any notice (or any report referenced in Article VII of these Bylaws) addressed to a shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice.

An affidavit of mailing of any notice or report in accordance with the provisions of this Section 2.5, executed by the Secretary, Assistant Secretary or any transfer agent, shall be prima facie evidence of the giving of the notice or report.

2.6                               NOTICE OF SHAREHOLDER BUSINESS FOR ANNUAL MEETINGS OF SHAREHOLDERS

Nominations of persons for election as directors and the proposal of business to be considered at an annual meeting of shareholders may be made (i) pursuant to the notice of meeting delivered by the corporation, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder who was a shareholder of record at the time of giving notice as required by this Section 2.6, who is entitled to vote at such annual meeting of shareholders, who is eligible to make such proposal pursuant to Section 2.8, and who has complied with the notice procedures set forth in this Section 2.6.

Any shareholder desiring to bring any nomination for the election of a person as a director or any other business before an annual meeting of shareholders must give timely notice thereof in writing to the Secretary of the corporation, and any such other business must be a proper matter for shareholder action. To be timely, a shareholder’s notice must be delivered to the Secretary at the corporation’s principal executive offices not later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the date of the preceding year’s annual meeting of shareholders; provided, however, that in the event that no annual meeting of shareholders was held during the previous year or that the date of the current-year’s annual meeting is more than thirty (30) days before or after the first anniversary of the preceding year’s annual meeting, notice must be delivered by the shareholder not later than the close of business on the later of the one hundred twentieth (120th) day prior to the current-year’s annual meeting or the tenth (10th) day following the day on which public announcement of the date of the current-year’s annual meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the delivery of notice by shareholders as described above.

The notice delivered by any shareholder pursuant to this Section 2.6 shall set forth (a) as to each person whom the shareholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and such additional information as the corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the corporation’s books, and of such beneficial owner, (2) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner, (3) any derivative positions with respect to shares of capital stock of the corporation held or beneficially held by or on behalf of such shareholder and by or on behalf of such beneficial owner, the extent to which any hedging or other transaction or series of transactions has been entered into with respect to the shares of capital stock of the corporation by or on behalf of such shareholder and by or on behalf of such beneficial owner, and the extent to which any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of such shareholder and such beneficial owner with respect to shares of capital stock of the corporation, (4) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (5) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (ii) otherwise to solicit proxies from shareholders in support of such proposal or nomination with respect to nominations, and (6) a description of all arrangements or understandings between such shareholder and such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by such shareholder; and (d) the names and addresses of any other shareholders or beneficial owners known to be supporting such nomination or business by the proposing shareholder or beneficial owner, if any, on whose behalf the nomination or proposal is made.

2.7                               NOTICE OF SHAREHOLDER BUSINESS FOR SPECIAL MEETINGS OF SHAREHOLDERS

Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the notice of meeting delivered by the corporation. Nominations of persons for election as directors may be made at a special meeting of shareholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any shareholder who is a shareholder of record at the time of giving notice as required by this Section 2.7, who shall be entitled to vote at the meeting, who is eligible to make such proposal pursuant to Section 2.8, and who complies with the notice procedures set forth in this Section 2.7.

In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any shareholder may nominate a person or persons (as the case may be), for election to such position or positions as specified in the notice of meeting delivered by the corporation, if the shareholder delivers notice containing the items specified in the third paragraph of Section 2.6 to the Secretary at the corporation’s principal executive offices not later than the last to occur of (a) the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the ninetieth (90th) day prior to such special meeting or (b) the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the delivery of notice by shareholders as described above.

2.8                               GENERAL RULES REGARDING SHAREHOLDER BUSINESS CONDUCTED AT ANNUAL AND SPECIAL MEETINGS

Only such persons who are nominated in accordance with the procedures set forth in Sections 2.6 and 2.7, as applicable, and who meet the qualifications set forth in Section 3.16 shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in Sections 2.6 and 2.7, as applicable. Except as otherwise provided by the Code or other applicable law, the Board of Directors shall have the power and duty to determine whether any nomination or business proposed to be brought before a meeting of shareholders was made, or proposed, as the case may be, in accordance with the procedures set forth in Sections 2.6 and 2.7, as applicable, and, if any proposed nomination or business is not in compliance, to declare that such defective proposal or nomination shall be disregarded.

For purposes of Sections 2.6 and 2.7, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Federal Deposit Insurance Corporation pursuant to the Exchange Act.

Notwithstanding anything contained in Sections 2.6 and 2.7, shareholders shall also comply with all applicable requirements of the Exchange Act and the rules and regulations with regard to the nomination of persons for election as directors and the proposal of any other business before any meeting of shareholders. Any shareholder desiring to bring any nomination for the election of a person as a director or any other business before an annual or special meeting of shareholders must comply with the requirements of Exchange Act Rule 14a-8.

Nothing in Sections 2.6 or 2.7 shall be deemed to affect any rights of shareholders to request inclusion of proposals or nominations in the corporation’s proxy statement pursuant to Exchange Act Rule 14a-8 (or any successor thereto).

2.9                               QUORUM

The presence at any meeting, in person or by proxy, of the persons entitled to vote a majority of the voting shares of the corporation shall constitute a quorum for the transaction of business. Shareholders present at a valid meeting at which a quorum is initially present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by persons voting more than 25 percent (25%) of the voting shares.

2.10                        ADJOURNED MEETING NOTICE

Any shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy.

When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if its time and place are announced at the meeting at which the adjournment is taken. However, if the adjournment is for more than forty-five (45) days from the date set for the original meeting or if a new record date for the adjourned meeting is fixed, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 of these Bylaws. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

2.11                        VOTING

The shareholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 2.14 of this Article II.

Voting of shares of the corporation shall in all cases be subject to the provisions of Sections 700 through 711, inclusive, of the Code.

The shareholders’ vote may be by voice or ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal (other than the election of directors), but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Code or by the articles of incorporation.

No holder of any class of stock of the corporation shall be entitled to cumulate votes in connection with any election of directors of the corporation.

In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected, shall be elected. Votes against the director and votes withheld shall have no legal effect.

2.12                        VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT

The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, are as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. Neither the business to be transacted at nor the purpose of any annual or special meeting of shareholders need be specified in any written waiver of notice or consent to the holding of the meeting or approval of the minutes thereof, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.4 of these Bylaws, the waiver of notice or consent or approval shall state the general nature of the proposal. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall constitute a waiver of notice of and presence at that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Code to be included in the notice of such meeting but not so included, if such objection is expressly made at the meeting.

2.13                        SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors. However, a director may be elected at any time to fill any vacancy on the Board of Directors, provided that it was not created by removal of a director and that it has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors.

All such consents shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder’s proxy holders, or a transferee of the shares, or a personal representative of the shareholder, or their respective proxy holders, may revoke the consent by a writing received by the Secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

If the consents of all shareholders entitled to vote have not been solicited in writing, the Secretary shall give prompt notice of any corporate action approved by the shareholders without a meeting by less than unanimous written consent to those shareholders entitled to vote who have not consented in writing. Such notice shall be given in the manner specified in Section 2.5 of these Bylaws. In the case of approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Code, (ii) indemnification of a corporate “agent,” pursuant to Section 317 of the Code, (iii) a conversion of the corporation, pursuant to Section 1152 of the Code, (iv) a reorganization of the corporation, pursuant to Section 1201 of the Code, and (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of the Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval, unless the consents of all shareholders entitled to vote have been solicited in writing.

2.14                        RECORD DATE FOR SHAREHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days before any other action. Shareholders at the close of business on the record date are entitled to notice and to vote, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or the Code.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

If the Board of Directors does not so fix a record date:

(a)                                 The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the tenth (10th) business day next preceding the day on which the meeting is held.

(b)                                 The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action by the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

The record date for any other purpose shall be as provided in Section 8.1 of these Bylaws.

2.15                        PROXIES

Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the corporation. A proxy shall be deemed signed if the shareholder’s name or other authorization is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) the person who executed the proxy revokes it prior to the time of voting by delivering a writing to the corporation stating that the proxy is revoked or by executing a subsequent proxy and presenting it to the meeting or by attendance at such meeting and voting in person, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date thereof, unless otherwise provided in the proxy, but in no case such date shall exceed seven (7) years from the date of its execution. The dates contained on the form of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Code.

2.16                        INSPECTORS OF ELECTION

In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed or designated or if any persons so appointed fail to appear or refuse to act, then the Chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election (or persons to replace those who so fail to appear) at the meeting. The number of inspectors shall be either one (1) or three (3). If appointed at a meeting on the request of one (1) or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed.

The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

ARTICLE III
DIRECTORS

3.1                               POWERS

Subject to the provisions of the Code and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate all management of the day-to-day operation of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

3.2                               NUMBER OF DIRECTORS

The authorized number of directors of the corporation shall be not less than seven (7) nor more than thirteen (13) (which in no case shall be greater than two times the stated minimum minus one), and the exact number of directors shall be eleven (11) until changed, within the limits specified above, by a resolution amending such exact number, duly adopted by the Board of Directors or by the shareholders. The minimum and maximum number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that (i) an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote thereon, and (ii) no amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3                               ELECTION AND TERM OF OFFICE OF DIRECTORS

(a)                                 The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 3.15, begin immediately after their election and shall continue until their respective successors are elected and qualified.

(b)                                 So long as the authorized number of directors is fixed at nine (9) or more, the board of directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of one-third of the directors or as close an approximation as possible.  Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

(c)                                  Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the case of any increase or decrease from time to time in the number of directors, the number of directors in each class shall be apportioned as nearly as equally as possible.  No decrease in the number of directors shall shorten the term of any incumbent director. At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

(d)                                 This Section 3.3 may be amended or repealed only by approval of the board of directors and the outstanding shares (as defined in Section 152 of the Code) voting as a single class, notwithstanding Section 903 of the Code.

3.4                               REMOVAL

The entire Board of Directors or any individual director may be removed from office without cause by the affirmative vote of a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director’s removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election at which the same total number of votes cast were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director’s most recent election were then being elected.

No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

3.5                               RESIGNATION AND VACANCIES

Any director may resign effective upon giving oral or written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

Vacancies on the Board of Directors may be filled by a majority of the remaining directors, or if the number of directors then in office is less than a quorum by (i) unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice, or (iii) a sole remaining director; however, a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the unanimous written consent of all shares entitled to vote thereon. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified, or until his or her death, resignation or removal.

A vacancy or vacancies in the Board of Directors shall be deemed to exist (i) in the event of the death, resignation or removal of any director, (ii) if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, (iii) if the authorized number of directors is increased, or (iv) if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be elected at that meeting.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent, other than to fill a vacancy created by removal, shall require the consent of the holders of a majority of the outstanding shares entitled to vote thereon. A director may not be elected by written consent to fill a vacancy created by removal except by unanimous consent of all shares entitled to vote for the election of directors.

3.6                               PLACE OF MEETINGS; MEETINGS BY TELEPHONE OR ELECTRONIC TRANSMISSION

Regular meetings of the Board of Directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the Board may be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

In the discretion of the Board of Directors, members of the Board of Directors may participate in a meeting through use of conference telephone, electronic video screen communication, or other communications equipment.  Participation in a meeting pursuant to these measures constitutes presence in person at that meeting if both of the following apply: (a) each member participating in the meeting can communicate with all of the other members concurrently, and (b) each member is provided the means of participating in all matters before the board, including the capacity to propose, or to interpose an objection, to a specific action to be taken by the corporation.

3.7                               REGULAR MEETINGS

The Board of Directors shall hold a meeting at least once each calendar month. All meetings of the Board of Directors shall be held at any place within the State of California which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, meetings shall be held at the corporate office.

At the next regular Board meeting following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose or organization, electing of officers, and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

Other regular monthly meetings of the Board of Directors shall be held without call at 7:00 a.m. on the third Thursday of each month, or as otherwise determined by the Board of Directors, provided, however, should said day fall upon a legal holiday, then said meeting shall be held at the same time on the next day thereafter ensuing which is a full business day. Notice of all such regular meetings of the Board of Directors is hereby dispensed with.

3.8                               SPECIAL MEETINGS; NOTICE

Subject to the provisions of the following paragraph, special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary or any two (2) directors.

Notice of the time and place of special meetings shall be delivered personally, by first-class mail, charges prepaid, or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, electronic mail, or other electronic means. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally, by telephone, facsimile, electronic mail or other electronic means, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting.

3.9                               QUORUM

A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these Bylaws. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, subject to the provisions of Section 310 of the Code (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 317(e) of the Code (as to indemnification of directors), the Articles of Incorporation, and other applicable law.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

3.10                        WAIVER OF NOTICE

Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

3.11                        ADJOURNMENT

A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place.

3.12                        NOTICE OF ADJOURNMENT

Notice of the time and place of holding an adjourned meeting need not be given to absent directors unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

3.13                        BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors.

3.14                        FEES AND COMPENSATION OF DIRECTORS

Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.15                        APPROVAL OF LOANS TO OFFICERS

If these Bylaws have been approved by the corporation’s shareholders in accordance with the Code, the corporation may, upon the approval of the Board of Directors alone, make loans of money or property to, or guarantee the obligations of, any officer of the corporation or of its parent, if any, whether or not a director, or adopt an employee benefit plan or plans authorizing such loans or guaranties provided that (i) the Board of Directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the corporation, (ii) the corporation has outstanding shares held of record by 100 or more persons (determined as provided in Section 605 of the Code) on the date of approval by the Board of Directors, (iii) the approval of the Board of Directors is by a vote sufficient without counting the vote of any interested director or directors; and (iv) the making of the loan is permitted under applicable state and federal law. Notwithstanding the foregoing, the corporation shall have the power to make loans as permitted by the Code or by any other applicable state and federal law.

3.16                        DIRECTOR QUALIFICATIONS

In order to serve as a director of the corporation, the following qualifications must be met: (a) the prospective director shall have had business ties to one of the communities that the corporation or its subsidiary bank serves for at least five (5) years immediately prior to his or her election, which ties are deemed acceptable by the Board of Directors; (b) the prospective director may not be affiliated with any other bank or savings and loan association engaged in business in California; (c) the prospective director may not be a nominee of someone who is affiliated with any other bank or savings and loan association doing business in California; and (d) the prospective director must be a shareholder of the corporation.

ARTICLE IV
COMMITTEES

4.1                               COMMITTEES

The Board of Directors may, by resolution adopted by a majority of the unauthorized number of directors, designate one or more committees, each consisting of at least two or more directors, to serve at the pleasure of the Board and with such authority and organization as the Board may from time to time determine.

The Board of Directors may appoint, from time to time, other temporary committees, for such purposes and with such powers as the Board may determine.

4.2                               MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, with such changes in the context of these bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meeting of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, special meetings of committees may also be called by resolution of the Board of Directors, and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. Any action to be taken by a committee with members who are not also directors must be approved by directors constituting a majority of the committee or be submitted to the Board of Directors for approval. The Board of Directors may adopt rules for government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V
OFFICERS

5.1                               OFFICERS

The officers of the corporation shall be a President, a Secretary, and a Treasurer or Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

5.2                               APPOINTMENT OF OFFICERS

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these Bylaws, shall be chosen by the Board and serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

5.3                               SUBORDINATE OFFICERS

The Board of Directors may appoint, or may empower the Chairman of the Board or the President to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

5.4                               REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, all officers serve at the pleasure of the Board of Directors and any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5                               VACANCIES IN OFFICES

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

5.6                               CHAIRMAN OF THE BOARD

The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Directors or as may be prescribed by these Bylaws. If there is no President, then the Chairman of the Board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these Bylaws.

The Board of Directors shall appoint one of its members to be the Vice-Chairman of the Board. He shall, in the absence of the Chairman, preside at all meetings of the shareholders and at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

5.7                               PRESIDENT

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. The President shall preside at all meetings of the shareholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors.  The President shall have such other powers and duties as may be prescribed by the Board of Directors or by these Bylaws.

5.8                               CHIEF EXECUTIVE OFFICER

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, or the President or both, the Chief Executive Officer shall, subject to the control of the Board of Directors, have the general powers and duties of management of the corporation. The Chief Executive Officer shall have such other powers and duties as may be prescribed by the Board of Directors or by these Bylaws.

5.9                               VICE PRESIDENTS

In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the President or the Chairman of the Board.

5.10                        SECRETARY

The Secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at shareholders’ meetings, and the proceedings thereof.

The Secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required to be given by law or by these Bylaws. The Secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

The Secretary shall, in the absence of the Chairman and Vice-Chairman, preside at all shareholder meetings and meetings of the Board of Directors.

The Assistant Secretaries, if any, shall assist the Secretary in the performance of his or her duties, and shall attend to such other matters as may be required of them by the Secretary or by the Board of Directors. In the case of the absence or inability to act of the Secretary, one of them shall act in his stead.

5.11                        CHIEF FINANCIAL OFFICER

The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES, AND OTHER AGENTS

6.1                               INDEMNIFICATION OF DIRECTORS

The corporation shall, to the maximum extent and in the manner permitted by the Code, indemnify each of its directors against expenses (as defined in Section 317(a) of the Code), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the Code), arising by reason of the fact that such person is or was a director of the corporation. For purposes of this Article VI, a “director” of the corporation includes any person (i) who is or was a director of the corporation, (ii) who is or was serving at the request of the corporation as a director of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.2                               INDEMNIFICATION OF OTHERS

The corporation shall have the power, to the maximum extent and in the manner permitted by the Code, to indemnify each of its employees, officers, and agents (other than directors) against expenses (as defined in Section 317(a) of the Code), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the Code), arising by reason of the fact that such person is or was an employee, officer, or agent of the corporation. For purposes of this Article VI, an “employee” or “officer” or “agent” of the corporation (other than a director) includes any person (i) who is or was an employee, officer, or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee, officer, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee, officer, or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any other agent of the corporation generally or as to any specific legal action and/or instance, by a duly adopted resolution of the Board of Directors, agreement or otherwise, up to the fullest extent of the provisions of this section with respect to the indemnification and advancement of expenses for directors and certain officers of the corporation.  Notwithstanding the foregoing, to the extent that an agent of the corporation has been successful on the merits in the defense of any proceeding arising by reason of the fact such person is or was an agent of the corporation, or in the defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

6.3                               PAYMENT OF EXPENSES IN ADVANCE

Expenses and attorneys’ fees incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Section 6.1, or if otherwise authorized by the Board of Directors, shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article VI.

6.4                               INDEMNITY NOT EXCLUSIVE

The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of shareholders or directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The rights to indemnity hereunder shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of the person.

6.5                               INSURANCE INDEMNIFICATION

The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in such capacity or arising out of that person’s status as such, whether or not the corporation would have the power to indemnify that person against such liability under the provisions of this Article VI.

6.6                               LIMITATIONS ON INDEMNIFICATION

Notwithstanding anything to the contrary contained in this Article VI, no indemnification shall be made to any indemnitee who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation or its subsidiary bank to procure a judgment in its favor for any of the following:

(a)                                 In respect of any claim, issue or matter as to which the indemnitee shall have been adjudged to be liable to the corporation (or its subsidiary bank, as the case may be) in the performance of that person’s duty to the corporation (or its subsidiary bank) and its shareholders, unless and only to the extent that the court in which that proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

(b)                                 Of amounts paid in settling or otherwise disposing of a pending action without court approval; or

(c)                                  Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

Any other provision herein to the contrary notwithstanding, the corporation shall not be obligated to indemnify an indemnitee for any expenses and/or the payment of profits arising from the purchase and sale by indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

This section does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of the corporation. The corporation shall have power to indemnify such a trustee, investment manager or other fiduciary to the extent permitted by Section 207(f) of the Code.

No amendment of any provision of this section shall reduce the rights to indemnification of any director or officer of vice president level or above of the corporation or its subsidiary bank from the rights to indemnification which were set forth in this section at the time of the accrual of the alleged cause of action asserted in any proceeding for which such director or officer is seeking indemnification or an advance of expenses.

6.7                               CONFLICTS

No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

(a)                                 That it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b)                                 That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

6.8                               RIGHT TO BRING SUIT

If a claim under this Article is not paid in full by the corporation within ninety (90) days after a written claim has been received by the corporation (either because the claim is denied or because no determination is made), the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. The corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Code for the corporation to indemnify the claimant for the claim. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met the applicable standard of conduct, if any, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met the applicable standard of conduct, shall be a defense to such action or create a presumption for the purposes of such action that the claimant has not met the applicable standard of conduct.

6.9                               INDEMNITY AGREEMENTS

The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, or any person who was a director, officer, employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, providing for indemnification rights equivalent to or, if the Board of Directors so determines and to the extent permitted by applicable law, greater than, those provided for in this Article VI.

6.10                        AMENDMENT, REPEAL OR MODIFICATION

Any amendment, repeal or modification of any provision of this Article VI shall not adversely affect any right or protection of a director or agent of the corporation existing at the time of such amendment, repeal or modification.

ARTICLE VII
RECORDS AND REPORTS

7.1                               MAINTENANCE AND INSPECTION OF SHARE REGISTER

The corporation shall keep either at its principal executive office or at the office of its transfer agent or registrar (if either be appointed), as determined by resolution of the Board of Directors, a record of its shareholders listing the names and addresses of all shareholders and the number and class of shares held by each shareholder.

A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation shall have an absolute right to do either or both of the following (i) inspect and copy the record of shareholders’ names, addresses, and shareholdings during usual business hours upon five (5) days’ prior written demand upon the corporation, or (ii) obtain from the transfer agent for the corporation, upon written demand and upon the tender of such transfer agent’s usual charges for such list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders’ names and addresses who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to the holder’s interests as a shareholder or holder of a voting trust certificate.

Any inspection and copying under this Section 7.1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

7.2                               MAINTENANCE AND INSPECTION OF BYLAWS

The corporation shall keep at its principal executive office or, if its principal executive office is not in the State of California, at its principal business office in California, the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in such state, then it shall, upon the written request of any shareholder, furnish to such shareholder a copy of these Bylaws as amended to date.

7.3                               MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS

The accounting books and records and the minutes of proceedings of the shareholders and the Board of Directors, and committees of the Board of Directors shall be kept at such place or places as are designated by the Board of Directors or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

The minutes and accounting books and records shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder’s interests as a shareholder or as the holder of a voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts. Such rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

7.4                               INSPECTION BY DIRECTORS

Every director shall have the absolute right at any reasonable tine to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the corporation and each of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts.

7.5                               ANNUAL REPORT TO SHAREHOLDERS; WAIVER

The Board of Directors shall cause an annual report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the corporation. Such report shall be sent to the shareholders at least fifteen (15) (or, if sent by third-class mail, thirty-five (35)) days prior to the annual meeting of shareholders to be held during the next fiscal year and in the manner specified in Section 2.5 of these Bylaws for giving notice to shareholders of the corporation.

The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation.

The foregoing requirement of an annual report shall be waived so long as the shares of the corporation are held by fewer than one hundred (100) holders of record.

7.6                               FINANCIAL STATEMENTS

If no annual report for the fiscal year has been sent to shareholders, then the corporation shall, upon the written request of any shareholder made more than one hundred twenty (120) days after the close of such fiscal year, deliver or mail to the person making the request, within thirty (30) days thereafter, a copy of a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year.

A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of that period. The statements shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of the statements shall be kept on file in the principal office of the corporation for twelve (12) months and it shall be exhibited at all reasonable times to any shareholder demanding an examination of the statements or a copy shall be mailed to the shareholder. If the corporation has not sent to the shareholders its annual report for the last fiscal year, the statements referred to in the first paragraph of this Section 7.6 shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

7.7                               REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The Chairman of the Board, the President, any Vice President, the Chief Executive Officer, the Chief Financial Officer, the Secretary or Assistant Secretary of this corporation, or any other person authorized by the Board of Directors or the President or a Vice President, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

ARTICLE VIII
GENERAL MATTERS

8.1                               RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than with respect to notice or voting at a shareholders meeting or action by shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days prior to any such action. Only shareholders of record at the close of business on the record date are entitled to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or the Code.

If the Board of Directors does not so fix a record date, then the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto or the sixtieth (60th) day prior to the date of that action, whichever is later.

8.2                               CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3                               CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4                               CERTIFICATES FOR SHARES

A certificate or certificates for shares of the corporation shall be issued to each shareholder when any of such shares are fully paid. The Board of Directors may authorize the issuance of certificates for shares partly paid provided that these certificates shall state the total amount of the consideration to be paid for them and the amount actually paid. All certificates shall be signed in the name of the corporation by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be by facsimile.

Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk, and be registered by an incorporated bank or trust company as registrar of transfers, before issuance.

In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent or registrar at the date of issue.

8.5                               LOST CERTIFICATES

Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation or its transfer agent or registrar and cancelled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed (as evidenced by a written affidavit or affirmation of such fact), authorize the issuance of replacement certificates on such terms and conditions as the Board may require. The Board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.6                               CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Code shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX
AMENDMENTS

9.1                               AMENDMENT BY SHAREHOLDERS

New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the corporation set forth the number of authorized directors of the corporation, then the authorized number of directors may be changed only by an amendment of the Articles of Incorporation.

9.2                               AMENDMENT BY DIRECTORS

Subject to the rights of the shareholders as provided in Section 9.1 of these Bylaws, Bylaws, other than a Bylaw or an amendment of a Bylaw changing the authorized number of directors (except to fix the authorized number of directors pursuant to a Bylaw providing for a variable number of directors), may be adopted, amended or repealed by the Board of Directors.

9.3                               RECORD OF AMENDMENTS

Whenever an amendment or new Bylaw is adopted, it shall be copied in the book of minutes with the original Bylaws. If any Bylaw is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

ARTICLE X
INTERPRETATION

Reference in these Bylaws to any provision of the California Corporations Code shall be deemed to include all amendments thereof.